Exhibit 8(d)

                       SECURITIES LENDING AGENCY AGREEMENT

      This Agreement, dated as of June 1, 2007, is between each investment company severally and not jointly, identified on Schedule 1,( each a "Client") acting by and through B1ackRock Advisors LLC, not in its individual capacity but as agent and investment advisor ("Investment Advisor"), and BlackRock Investment Management, LLC.

      WHEREAS, the Directors or Trustees, as the case may be, of each Client have authorized the Client to lend securities to Approved Borrowers (as defined below); and

      WHEREAS, the Directors or Trustees, as the case may be, of each Client have approved the appointment of BlackRock Investment Management, LLC as the Client's securities lending agent and coordinator of the Client's securities lending program, subject to the terms and conditions set forth herein; and

      NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

      l. Appointment. The Client appoints BlackRock Investment Management, LLC as its lending agent (the "Lending Agent"), and B1ackRock Investment Management, LLC accepts such appointment. The Lending Agent will act solely as a directed agent of the Client hereunder, and the Lending Agent shall have no duties or responsibilities in respect of securities lending transactions except those expressly set forth in this Agreement.

      2. Authorizations. The Client authorizes the Lending Agent to act as its agent as set forth in this Section.

      2.1 Lending of Available Securities. The Client authorizes the Lending Agent to lend, on the Client's behalf, those securities ("Available Securities") which are held in accounts maintained under the supervision of the Client's custodian (the "Custodian") or any sub-custodian (each a "Custody Account"), other than securities which the Client's investment adviser (the "Advisor"), on behalf of the Client, specifically notifies the Lending Agent are not available for lending. The Client warrants to the Lending Agent that it will give appropriate instructions to the Advisor and the Custodian sufficient to permit the Lending Agent to arrange and settle loan transactions on the Client's behalf as contemplated by this Agreement.

      2.2 Lending to Approved Borrowers. The Client authorizes the lending of Available Securities to any one or more of the institutions approved by the Client, the Client's Board of Directors/Trustees and the Client's Advisor, as listed on Schedule 2 hereto (each, an "Approved Borrower"). Upon approval by the Client's Board of Directors/Trustees, the Client's Advisor, on behalf of the Client, may request that the Lending Agent change the Approved Borrowers by delivering an updated Schedule 2 to the Lending Agent. The Lending Agent will give prompt notice of each loan to the Advisor and shall disclose fully to Approved Borrowers that the Lending Agent acts as agent for the Client and not as principal.

      2.3 Securities Loan Agreement. The Lending Agent is authorized to execute securities loan agreements (each an "SLA") as the Client's agent on a disclosed basis with Approved Borrowers. The SLA will be in substantially the form of Schedule 3 annexed hereto, as such form may be materially amended from time to time with prior written approval of the Client. The Client specifically approves such form of agreement and agrees, upon request of the Lending Agent, to cause the Advisor to promptly furnish to the Lending Agent the Client's financial statements or other documents or information reasonably

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            requested by the Lending  Agent in order to enable the Lending Agent
            to  satisfy   reasonable  credit  and  legal  requests  by  Approved
            Borrowers in connection with any SLA or loan transaction.

      2.4 Lending under Approved Terms. All loans arranged by the Lending Agent on behalf of a Client shall comply with applicable Securities and Exchange Commission ("SEC") guidelines for securities lending, any applicable SEC exemptive order and the investment restrictions and/or guidelines for the Client, all of which shall be provided to the Lending Agent by the Client or the Advisor, and shall be subject to the terms of an SLA substantially similar to Schedule 3. The Client may, at the request of the Lending Agent, approve changes to the approved terms by delivering an amended Schedule 3 to the Lending Agent. The Lending Agent shall negotiate on behalf of the Client with each Approved Borrower all terms of a securities loan, including the amounts or fees to be received or paid pursuant to the applicable SLA. The Lending Agent may prepare a transactional confirmation in respect of each loan effected pursuant to an SLA, setting forth the securities borrowed and the material terms of the loan, and may transmit such confirmation to the Approved Borrower in accordance with such SLA. The Client understands and agrees that the identity of the Client will be disclosed by the Lending Agent to the Approved Borrower in accordance with the SLA.

      2.5 Authorizations by Client. The Client authorizes and empowers the Lending Agent to execute in the Client's name all agreements and documents as may be necessary or appropriate in the Lending Agent's judgment to carry out the purposes of this Agreement. It is understood and agreed that the Lending Agent is authorized to supply any information regarding the Client that is required by an SLA or under applicable law.

      3. Loan of Securities. During the term of any securities loan, the Client shall permit the loaned securities to be transferred, pursuant to a SLA, into the name of an Approved Borrower.

      3.1 Limits on Return of Loaned Securities. The Client acknowledges that, under the applicable SLA, Approved Borrowers will not be required to return loaned securities immediately upon receipt of notice from the Lending Agent terminating the applicable loan, but instead will be required to return such loaned securities within the earlier of (i) such period of time following such notice which is the standard settlement period for trades of the loaned securities entered into on the date of such notice in the principal market therefor, or from the giving of such notice or (ii) the third business day following such notice.

      3.2 Recall of Loaned Securities. Upon receiving a notice from the Advisor that Available Securities which have been lent to an Approved Borrower should no longer be considered Available Securities (whether because of the sale of such securities or otherwise), the Lending Agent shall notify promptly thereafter the Approved Borrower which has borrowed such securities that the loan of such securities is terminated and that such securities are to be returned within the time specified by the applicable SLA, provided that the Lending Agent may alternatively determine that it is in the best interests of another lending client of the Lending Agent to renew and restate such loan transaction on behalf, and in the name, of such other lending client and cause to be delivered to the Client an equivalent amount of such security from the assets of such other lending client (in which event such renewal and restatement of the loan shall constitute separate transactions between each lending client of the Lending Agent and the borrower shall not be construed as a transaction between such clients.)

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      3.4   Notification of Sales of Loaned Securities.  The Client acknowledges its  obligation to the Lending Agent,  as  applicable,  to cause and
            require  the  Advisor  to  provide   notification  of  any  sale  of
            securities which are out on loan by the close of business, in the principal market therefor, on trade date of such sale.

      3.5 Termination. The Lending Agent is authorized in its discretion to terminate any securities loan entered into with an Approved Borrower without prior notice to the Client, subject to the conditions of the relevant SLA. The Advisor, on behalf of a Client, may instruct the Lending Agent to terminate any loan on any date, subject to the conditions of the relevant SLA. The Lending Agent agrees to comply with any such instruction.

      3.6 Removal of Approved Borrower. The Client hereby acknowledges its obligation to the Lending Agent, as applicable, to provide notification of the removal of an Approved Borrower from Schedule 2 and to deliver a revised Schedule 2 to the Lending Agent. Once the Lending Agent has received notification of the removal of an Approved Borrower from Schedule 2, the Lending Agent will terminate all securities loans entered into with that Approved Borrower, subject to the conditions of the relevant SLA.

      3.7 Lending Agent Subject to Supervision of Advisor. The Lending Agent shall at all times be subject to the supervision of the Advisor.

      4. Loan Collateral. For each loan of securities, the Approved Borrower shall pledge as collateral any of the following items: (a) cash in U.S. dollars or foreign currency ("Cash Collateral") or (b) securities issued or fully guaranteed by the United States government or any agencies or instrumentalities thereof ("Non-Cash Collateral" and, collectively with Cash Collateral, "Collateral") having a market value (as determined by the Lending Agent pursuant to the applicable SLA) at least equal to the market value of the loaned securities (as determined by the Lending Agent pursuant to the applicable SLA).

      4.1 Receipt of Collateral. At the commencement of any loan, the Lending Agent shall instruct the Approved Borrower to transfer to the Lending Agent the required Collateral. Collateral will be received from an Approved Borrower prior to or simultaneous with delivery of the securities loaned. If the Approved Borrower does not provide Collateral to the Lending Agent, as previously agreed, then the Lending Agent will cancel the corresponding loan instruction prior to delivery.

      4.2   Holding and Administration of Collateral.

            (a) Cash Collateral. All Cash Collateral shall be received, held and administered by the Lending Agent for the benefit of the Client in the applicable account maintained by the Lending Agent with a Depository for the purpose of holding loaned securities and Cash Collateral on behalf of participants in the Lending Agent's securities lending program (the "Clearing Account"). "Depository" shall mean: (i) the Depository Client Company, and any other securities depository or clearing agency (and each of their respective successors and nominees) registered with the SEC or registered with or regulated by the applicable foreign equivalent thereof or otherwise able to act as a securities depository or clearing agency, (ii) any transnational depository, (iii) the Federal Reserve book-entry system for the receiving and delivering of U.S. Government Securities, and (iv) any other national system for the receiving and delivering of that country's government securities. The Lending Agent is hereby authorized and directed, without obtaining any further approval from the Client or the Advisor, to invest and reinvest all Cash Collateral in an investment listed in the

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                  attached  Schedule 4 as it may be amended from time to time by
                  the  Client  ("Permitted   Investments")  in  accordance  with
                  Section 5 hereof.

            (b) Non-Cash Collateral. All Non-Cash Collateral shall be received, held and administered by the Lending Agent for the benefit of the Client in the applicable Custody Account or other account established for the purpose of holding Non-Cash Collateral.

      4.3 Maintenance of Collateral Margin. In respect of loans of securities entered into on behalf of the Client, the Lending Agent will value on a daily basis, in accordance the applicable SLA, the loaned securities and all Collateral and, where applicable, the Lending Agent shall, in accordance with the provisions of the applicable SLA, request the Approved Borrower to deliver sufficient additional Collateral to the Client by the end of trading on the next business day to satisfy the applicable margin requirement. If, as a result of marking-to-market, Collateral is required to be returned to the Approved Borrower under the SLA, the Lending Agent will return such Collateral to the Approved Borrower.

      4.4 Substitution of Collateral. The Client acknowledges and agrees that, pursuant to any SLA, the Lending Agent may permit an Approved Borrower to substitute Collateral of any type specified in Section 4 hereof during the term of any loan so long as the required margin in respect of such loan continues to be satisfied at the time of such substitution.

      4.5 Return of Collateral. Upon termination of the loan, the Lending Agent shall instruct the Approved Borrower to return the loaned securities to the applicable Clearing Account. The Lending Agent will instruct any custodian or sub-custodian of the Client to accept such return delivery of loaned securities. The Lending Agent shall monitor the return of loaned securities. Once the Lending Agent has confirmed settlement of the return of the loaned securities, the Lending Agent shall effect, on behalf of the Client, the redemption of any Permitted Investment, if applicable, and effect the return of Collateral due the Approved Borrower in accordance with the Approved Borrower's transfer instructions with respect thereto, without obtaining any further approval from the Client.

      5. Investment of Cash Collateral. Pursuant to the SLA, the Client shall have the right to invest Cash Collateral received in respect of any loan, subject to an obligation, upon the termination of the loan, to return to the Approved Borrower the amount of cash initially pledged (as adjusted for any interim marks-to-market).

      5.1 Cash Collateral Investment Direction. The Client authorizes and directs the Lending Agent, subject to oversight by the Advisor, to cause to be invested, on the Client's behalf and at the Client's sole risk, all Cash Collateral by effecting purchases and sales and/or subscriptions and redemptions of such Collateral in any Permitted Investment set forth on Schedule 4 hereto (which may from time to time be amended in writing by the Client). The Lending Agent shall, where applicable, send timely instructions to the transfer agent of the Permitted Investment with respect to any cash transfers required to be completed in conjunction with any subscription or redemption in a Permitted Investment, and cause the Advisor and the Custodian to be notified of such investment. To facilitate the Lending Agent's ability to effect investments of Cash Collateral authorized by this Agreement, the Client appoints the Lending Agent as its true and lawful attorney-in-fact, with full power of substitution and revocation, in its name, place and stead to take action in the Client's name to the extent necessary or desirable to fulfill the purposes of this Agreement, including, without limitation, (i) to establish trading accounts in a Client's name,
            (ii) to execute and

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            deliver such contracts and other  documents on a Client's  behalf as the Lending Agent, in its  discretion,  deems necessary or desirable
            to  establish   such   trading   accounts  or  otherwise  to  effect
            investments on the Client's behalf that are authorized by this Agreement, and (iii) to act, in the Lending Agent's discretion, in the Client's name to enforce the Client's rights and remedies under such contracts or documents.

      5.2 Cash Collateral Investment Risk. Any investment of Cash Collateral shall be at the sole risk of the Client. Any income or gains and losses from investing and reinvesting any Cash Collateral delivered by an Approved Borrower pursuant to an SLA shall be at the Client's risk, and the Client agrees that to the extent any such losses reduce the amount of cash below the amount required to be returned to the Approved Borrower upon the termination of any loan (including any Cash Collateral Fee as defined in the SLA), the Client will, on demand of the Lending Agent, immediately pay or cause to be paid to such Approved Borrower an equivalent amount in cash.

      6. Borrower Default. In the event of default by an Approved Borrower with respect to any loan entered into pursuant to an SLA, the Lending Agent will take such actions as are set forth in the applicable SLA. In addition, the following provisions shall apply.

      6.1 Replacement of Loaned Securities. If an Approved Borrower fails, pursuant to the SLA with the Lending Agent, to return loaned securities with respect to a loan when due ("Default Event"), then the Lending Agent shall use the Collateral or the proceeds of the liquidation of Collateral to purchase for the affected Client's account, for settlement in the normal course, replacement securities of the same issue, type, class and series as that of the loaned securities ("Buy-In"). The Lending Agent shall purchase an amount of replacement securities having a value equal to the value of the Collateral (as determined herein). If the cost of fully replacing the loaned securities is greater than the value of the Collateral (or liquidated damages calculated under Section 6.2), the Lending Agent shall be responsible for using its funds, at its expense, to satisfy the shortfall, but only to the extent that such shortfall is not due to any diminution in the value of the Collateral due to reinvestment risk that is borne by the Client pursuant to Section 5 of this Agreement. For purposes of this Section, value of the Collateral shall be calculated as follows:

            6.1.1 Value of Cash Collateral.  In the case of loans collateralized solely by Cash Collateral, the value of the Collateral shall be the market value of the investment of such Cash Collateral.

            6.1.2 Value  of  Securities   Collateral.   In  the  case  of  loans
                  collateralized solely by securities Collateral, the value of the Collateral shall be the market value of such Collateral.

            6.1.3 Valuation   Date.  The  value  of  the  Collateral   shall  be
                  determined on the date of the Buy-In (or the payment made pursuant to Section 6.2 below).

            6.1.4 Market Value.  Market value shall be determined by the Lending
                  Agent, where applicable, based upon prices obtained from recognized pricing services or dealer price quotations.

            6.1.5 Multiple Forms of Collateral.  Where a loan is  collateralized by more than one type of Collateral, the aggregate market value of Collateral securing such loan (for the purpose of computing the indemnity) shall be the sum of the market values for each relevant type of Collateral.

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      6.2   Impossibility  of  Replacement/Liquidated  Damages.  If the  Lending
            Agent determines that a Buy-In is commercially impracticable (for any reason other than price), the Lending Agent shall, in lieu of effecting a Buy-In, pay to the affected Client an amount equal to the market value of the loaned securities determined at the close of business on the date of the Default Event to be reduced by any
            shortfall   diminution  in  the  value  of  the  Collateral  due  to
            reinvestment risk that is borne by the Client pursuant to Section 5.

      6.3 Replacement of Distributions. In addition to making the purchases or payments required above, the Lending Agent shall pay from the proceeds of Collateral to the Client the value of all distributions on the Loaned Securities, the record dates for which occur before the date that the Lending Agent executes a Buy-In or makes the payments to the Client required pursuant to Section 6.2 and that have not otherwise been credited to the Client's Custody Account. For purposes of this Section, the value of such distributions shall be calculated net of taxes, expenses or other deductions that would normally accrue to such distributions. The Lending Agent shall use Collateral or the proceeds of such Collateral to the extent available to make such payments of distributions.

      6.4 Collateral not in Possession or Control of the Lending Agent. If, on the date of the Default Event, by reason of the Client's request or actions, the Lending Agent is not in possession or control of the Collateral allocated to the defaulted Loan, the Client shall promptly cause such Collateral to be transferred to the Lending Agent for application against the cost of any Buy-In. In such event, the replacement provisions of this Section 6 shall not apply, and the compensation of the Client shall be limited to the value of the Collateral on the date that Buy-In or replacement payment may be affected.

      6.5 Subrogation and Assignment of Rights in Collateral. In the event that the Lending Agent is required to perform or make any payment under this Section, the Client agrees that, to the extent of such performance or payment, the Lending Agent shall be subrogated to the Client, and the Client shall assign, and be deemed to have assigned, to the Lending Agent all of such Client's rights in, to and against the Approved Borrower in respect of the related loan, any Collateral pledged by such Borrower in respect of such loan and all proceeds of such Collateral. In the event that the Client receives or is credited with any payment, benefit or value from or on behalf of the Approved Borrower in respect of rights to which the Lending Agent is subrogated as provided herein, the Client shall promptly remit or pay to the Lending Agent the same (or, where applicable, its United States dollar equivalent).

      7. Income, Corporate Actions and Substitute Payments. Income, corporate actions and Substitute Payments (as defined in Sections 7.1 and 7.2) shall be dealt with as provided in this Section 7.

      7.1 Income and Related Payments to Borrower. Where Collateral consists of securities and the Approved Borrower, pursuant to a SLA, is due to receive an amount equal to the interest or distribution declared ("Collateral Substitute Payment") in respect of such Collateral during the term of the related securities loan, the Lending Agent shall promptly remit or cause to be remitted such Collateral Substitute Payment on behalf of the Client to the Approved Borrower in accordance with such Approved Borrower's instructions. The Lending Agent shall likewise remit, or cause to be remitted, to any Approved Borrower the applicable Cash Collateral Fee (as defined in the SLA) when due in accordance with the Lending Agent's instructions.

      7.2 Income and Related Payments to Client. The Lending Agent shall instruct each Approved Borrower which is a party to a SLA to remit any payment in-lieu-of the interest or distribution declared on loaned securities ("Loan Substitute Payment") which is denominated in a currency other than U.S. dollars to the Client's applicable Custody

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            Account,  and the Lending Agent shall  receive,  hold and administer the same, for the account of the Client. The Lending Agent shall also instruct each Approved Borrower which is a party to a SLA to remit any other fees payable on loaned securities to the Lending Agent for the account of the Client, and the Lending Agent shall receive, hold and administer the same for the account of the Client.

      7.3 Corporate Actions and Proxy Rights. The Client acknowledges that, with respect to securities which are out on loan over the applicable record date for such action, unless otherwise agreed hereto, it will not be entitled to participate in any dividend reinvestment program or vote any proxies. Corporate actions will otherwise be processed in accordance with the SLA.

      8. Statements. The Lending Agent will provide to the Advisor, on the Client's behalf, (i) upon request, a daily statement of activity setting forth information relating to loaned securities, marks-to-market and termination and
(ii) on or about the 7th (seventh) business day of each month, a statement indicating for the preceding calendar month the securities lent by the Client, the value of such securities, the identity of the Approved Borrowers, the nature and amount of Collateral pledged or delivered as security for the loaned securities, the income received (or loss incurred) from the daily investment of Cash Collateral, the amounts of any fees or payments paid with respect to each loan and such other information as the parties hereto may agree to from time to time. For purposes hereof, "business day" means any day on which the Lending Agent is open for business. The Lending Agent (unless otherwise instructed by the Client) shall instruct any Approved Borrower to remit directly to the Lending Agent, as applicable, all amounts and fees due the Client pursuant to any loan of securities, which the Lending Agent shall in turn pay to the Client.

      9. SIPC Coverage. THE PARTIES ACKNOWLEDGE THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE FUND WITH RESPECT TO THE SECURITIES LOAN TRANSACTION AND THAT, THEREFORE, THE COLLATERAL DELIVERED BY AN APPROVED BORROWER TO THE FUND MAY CONSTITUTE THE ONLY SOURCE OF
SATISFACTION OF THE OBLIGATION OF THE APPROVED BORROWER IN THE EVENT THE APPROVED BORROWER (OR ITS AGENT) FAILS TO RETURN THE SECURITIES.

      10. Client Information. The Client covenants and agrees to promptly furnish to the Lending Agent any information regarding the Client which is necessary to effect transactions on behalf of the Client, including, but not limited to, restrictions it wishes to impose with respect to the acceptance of forms of collateral or lending to any Approved Borrower(s) or any limitations imposed pursuant to any applicable law, regulation, authority, charter, by-law, statute or other instrument. The Lending Agent agrees to comply with such restrictions and limitations.

      11. Tax Treatment. The Client acknowledges that the tax treatment of Substitute Payments may differ from the tax treatment of the interest or dividend to which such payment relates and that the Client has made its own determination as to the tax treatment of any securities loan transactions undertaken pursuant to this Agreement and of any dividends, distributions, remuneration or other funds received hereunder. The Client also acknowledges that, to the extent that either the Client or the Approved Borrower is a non-U.S. resident, the Lending Agent may be required to withhold tax on amounts payable to or by the Client pursuant to a securities loan and may at any time claim from the Client any shortfall in the amount so withheld.

      12. Responsibility of the Lending Agent. Subject to the requirements of applicable law, the Lending Agent shall not be liable with respect to any losses incurred by the Client in connection with this securities lending program or under any provision hereof, except to the extent that such losses result from the Lending Agent's willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under this Agreement. The Lending Agent shall not be liable for losses, costs, expenses or liabilities caused by or resulting from the acts or omissions of the Client or of any agent or third party custodian of the Client. The Lending Agent shall not be responsible for any special, punitive, indirect or consequential damages, whether or not the Lending Agent has been apprised of the likelihood of such damages.

      13. Client Indemnity. The Client hereby indemnifies the Lending Agent (which, for purposes of this paragraph shall include its respective officers, directors, partners, managers; employees and agents) from and against any and all claims, damages, liabilities, losses, costs or expenses (including the reasonable fees and expenses of counsel) incurred, suffered or sustained by the Lending Agent, which arise from the Lending Agent's actions or failure to act, in either case taken in good faith in performance of this Agreement, except to the extent that such claims, damages, liabilities, losses, costs or expenses were caused by the willful misfeasance, bad faith, gross negligence or reckless disregard of the Lending Agent. This indemnity shall survive the termination of this Agreement and the resignation or removal of the Lending Agent as agent.

      14. Representations and Warranties. Each party represents and warrants to the other that (i) it has due authority to enter into and perform this Agreement and any transactions contemplated thereby; (ii) the execution and performance of this Agreement and any transaction contemplated thereby has been duly authorized by all necessary action, corporate or otherwise, and does not violate any law, regulation, charter, by-law or other instrument, restriction or provision applicable to it; and (iii) this Agreement constitutes such party's legal, valid and binding obligation enforceable in accordance with its terms. In addition,
the  Client  represents  that:  (a)  any  loan  authorized   hereunder  and  the
performance of this Agreement in respect of such loan is authorized by the prospectus and other constitutive documents of the Client (including any limits as to the aggregate amount of authorized lending under such documents); and (b) as to any securities lent at any time and from time to time on behalf of the Client, the Client shall be the owner thereof with clear title thereto and no lien, charge or encumbrance upon such securities shall exist.

      15. Non-Exclusivity of Agency Service and Similar Matters. The Client acknowledges that the Lending Agent, acting on behalf of other accounts, may effect transactions with or for the same institutions to which loans of securities may be made hereunder, which transactions may give rise to potential conflict of interest situations. The Client further acknowledges that the Lending Agent may engage in securities lending transactions as agent for other lenders. Lending opportunities among Approved Borrowers shall be allocated at the discretion of the Lending Agent in an equitable manner.

      16. Force Majeure. The Lending Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of, or caused directly or indirectly by, circumstances beyond its control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, transportation, computer (hardware or software) or communications service; accidents; labor disputes;
acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation. Without limiting the foregoing, the Lending Agent shall not be responsible for economic, political or investment risks incurred through the Client's participation in this securities lending program.

      17. Reliance on Client Communications. The Lending Agent shall be entitled to conclusively rely upon any certification, notice or other communication (including by telephone (if promptly confirmed in writing), telex, facsimile, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of an approved person ("Approved Person") of the party sending such certification, notice or other communication. Set forth in Schedule 5 hereto is a list of Approved Persons for each of the parties hereto, which list may be amended by any party from time to time upon notice to the other parties. The Lending Agent reserves the right to notify the Client of any restrictions (self-imposed or otherwise) concerning its activities worldwide. The Lending Agent and the

Client shall each have the right to consult with counsel with respect to their respective rights and duties hereunder and shall not be liable for actions taken or not taken in reliance on such advice.

      18. Compensation. The basis of the Lending Agent's compensation for its activities hereunder and in respect of any loan is set forth in Schedule 6 hereto. The Client authorizes and directs the Lending Agent to deduct amounts equal to such compensation from the Custody Account and to retain such amounts as compensation. The Lending Agent shall notify the Client, on or about the 10th (tenth) day of each month, of the amount of fees due the Lending Agent hereunder and, promptly upon receipt of such notice, the Client shall effect the requisite payment to the Lending Agent in immediately available funds of U.S. dollars.

      19. Termination. This Agreement may be terminated at any time upon mutual written agreement of the Lending Agent and the Client or upon three days' prior written notice to the other party; provided that the Client's indemnification obligation in Section 13 shall survive any such termination.

      20. Action on Termination. It is agreed that (a) upon receipt of notice of termination, no further loans shall be made hereunder by the Lending Agent and
(b) the Lending Agent shall, as promptly as possible after termination of this Agreement, terminate any and all outstanding loans but continue to administer to any outstanding loans as necessary to affect their termination and remit and deliver to the Custody Account all securities, earnings and other items due to the Client. The provisions hereof shall continue in full force and effect in all other respects until all loans have been terminated and all obligations satisfied as herein provided.

      21. Notices. All notices, demands and other communications hereunder shall be in writing and delivered or transmitted (as the case may be) by registered mail, facsimile, telex, courier, or be effected by telephone promptly confirmed in writing and delivered or transmitted as aforesaid, to the intended recipient in accordance with Schedule 7 hereto. Notices shall be effective upon receipt.

      22. Governing Law and Jurisdiction. This agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflict of law provisions thereof. The parties hereto hereby irrevocably consent to the exclusive jurisdiction of (and waive dispute of venue in) the courts of the State of New York and the federal courts located in New York City in the Borough of Manhattan.

      23. Entire Agreement. This Agreement supersedes any other agreement between the parties hereto concerning loans of securities owned by the Client. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto.

      24. Assignment. This Agreement shall not be assigned by any party without the prior written consent of the other party.

      25. Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings provided in the SLA.

      26. Amendment. This Agreement may not be amended or modified in any respect, without the written agreement of both parties.

      27. Waiver. No provision of this Agreement may be waived, without the written agreement of both parties. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. The failure of a party to this Agreement to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

      28. Remedies. All remedies hereunder shall survive the termination of this Agreement.

      29. Severability. In the event any provision of this Agreement is adjudicated to be void, illegal, invalid, or unenforceable, the remaining terms and provisions of this Agreement shall not be affected thereby, and each of such remaining terms and provisions shall be valid and enforceable to the fullest extent permitted by law, unless a party demonstrates by a preponderance of the evidence that the invalidated provision was an essential economic term of the Agreement.

      30. Further Assurances. Each party hereto shall execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

      31.  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which taken together shall be deemed one and the same instrument.

      32. Headings. The headings of sections herein are included solely for convenience and shall have no effect on the meaning of this Agreement.

      33. Separate Agreement. Execution of this Agreement by more than one Client shall not create any contractual or other obligation between or among such Clients and this Agreement shall constitute a separate agreement between the Lending Agent and each Client. Every reference to Client shall be construed to be a reference solely to the particular Client that is a party to the relevant transaction. Each of the parties agrees that under no circumstances shall any rights, obligations, remedies or liabilities of a particular Client, or with respect to transactions to which a particular Client is a party, be deemed to constitute rights, obligations, remedies or liabilities applicable to any other Client or to transactions to which other Clients are parties, and the Lending Agent shall have no right to set off claims of any Client against property or liabilities of any other Client. All transactions are entered into in reliance on the fact that this Agreement constitutes a separate agreement between the Lending Agent and each Client.

      34. Additional Parties. The Lending Agent agrees that additional Clients may be added as parties to this Agreement from time to time upon written notice to the Lending Agent and upon written consent of the Lending Agent to the addition of any such additional Client.

      35. Business Trust. With respect to a Client which is a business trust, the Lending Agent acknowledges and agrees that this Agreement is executed by such Client on behalf of the trustees of such Client as trustees and not individually; and no trustee, shareholder, officer, employee or agent of such business trust shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of the Client's obligations under this Agreement, and such obligations are binding only upon the assets and property of such Client.

      36. Series Trusts. The parties acknowledge that the Client may be an investment company, whose assets may be allocated to two or more series. In such case, the Lending Agent agrees to seek satisfaction of all obligations of such Client hereunder solely out of the assets of the series on whose behalf the Transaction(s) giving to the obligations was entered into. If the Client establishes two or more series, the Client shall so indicate on Schedule 1 or otherwise give notice thereof and identify such series, and from such time the liability of such series shall be limited as set forth above, as though and to the same extent as if such series was a separate and distinct Client hereunder.

      IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and behalf as of the day and year first set forth above.

                                         BLACKROCK ADVISORS LLC,
                                         ON BEHALF OF THE CLIENTS IDENTIFIED
                                         ON SCHEDULE 1

                                         By     /s/ Donald C. Burke
                                                --------------------------------
                                         Name:  Donald C. Burke
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------

                                         BLACKROCK INVESTMENT MANAGEMENT, LLC,
                                         AS LENDING AGENT

                                         By:    /s/ Mark P. Coville
                                                --------------------------------
                                         Name:  Mark P. Coville
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------

                                   SCHEDULE I

Fund                                                                     Domicile   Ticker        Tax ID
----                                                                     --------   ------        ------
BlackRock Funds                                                          DE         N/A           N/A
Money Market Portfolio                                                   DE         BR-MM         51-0318674
U.S. Treasury Money Market Portfolio                                     DE         BR-GMM        51-0318675
Municipal Money Market Portfolio                                         DE         BR-MMM        51-0318676
NJ Muni Money Market Portfolio                                           DE         BR-NJMM       51-0367530
NC Muni Money Market Portfolio                                           DE         BR-NCMM       51-0345482
Ohio Muni Money Market Portfolio                                         DE         BR-OHMM       51-0337976
PA Muni Money Market Portfolio                                           DE         BR-PAMM       51-0337977
VA Muni Money Market Portfolio                                           DE         BR-VAMM       51-0351375
Mid Cap Growth Equity Portfolio                                          DE         BR_MCGE       52-2007081
Small Cap Value Equity Portfolio                                         DE         BR_SCVE       51-0337982
Small Cap Growth Equity Portfolio                                        DE         BR_SCGE       51-0345485
Small Cap Core Equity                                                    DE         BR_SCORE      26-0032569
U.S. Opportunities Equity Portfolio                                      DE         BR_USOPP      51-0379191
Global Science & Technology Portfolio                                    DE         BR_GST        51-0397147
International Opportunities Equity Portfolio                             DE         BR_ISCE       52-2047916
Investment Trust Portfolio                                               DE         BR-CE         51-0345486
Index Equity Portfolio                                                   DE         BR-IE         51-0337981
Intermediate Bond Portfolio II                                           DE         BR-INT        51-0345484
Intermediate Bond Portfolio                                              DE         BR-INTPL      30-0252784
BlackRock Strategic Portfolio I                                          DE         BSP1          52-2019498
All Cap Global Resources Portfolio                                       DE         BR_ACGR       34-2024862
Asset Allocation                                                         DE         BR_AA         51-0318679
Mid Cap Value                                                            DE         BR_MCVE       52-2007080
BlackRock Aurora Portfolio                                               DE         BR_AUR        04-3262299
BlackRock Small/Mid Cap Growth Portfolio                                 DE         BR_SMG        04-3166205
BlackRock Global Resources Portfolio                                     DE         BRGR          04-3070824
BlackRock Legacy Portfolio                                               DE         BR_LEG        04-3402444
BlackRock Health Sciences Opportunities                                  DE         BR_HS         04-3496289
Exchange Portfolio                                                       DE         BR_EXC        04-2892822
Global Opportunities Portfolio                                           DE         BR_GO         27-0134333
BlackRock Funds II                                                       DE         N/A           N/A
Enhanced Income Portfolio                                                DE         BR-EI         80-0093183
Low Duration Bond Portfolio                                              DE         BR-LO         51-0345483
Intermediate Government Portfolio                                        DE         BR-INTG       51-0337983
Total Return Portfolio II                                                DE         BR-CORE       51-0370308
Total Return Portfolio                                                   DE         BR-COREPL     51-0406025
Government Income Portfolio                                              DE         BR-GOVT       51-0351376
Inflation Protected Bond Portfolio                                       DE         BR-IP         32-0117538
GNMA Portfolio                                                           DE         BR-GNMA       51-0379693
Managed Income Portfolio                                                 DE         BR-MINC       51-0318677
International Bond Portfolio                                             DE         BR-INTLB      06-1319597
High Yield Bond Portfolio                                                DE         BR-HIYLD      51-0383635
AMT-Free Municipal Bond Portfolio                                        DE         BR-MUNI       51-0322299
Delaware Municipal Bond Portfolio                                        DE         BR-DE         51-0379190
Ohio Municipal Bond Portfolio                                            DE         BR-OH         51-0337978
Kentucky Municipal Bond Portfolio                                        DE         BR-KY         51-0379192
Conservative Prepared Portfolio                                          DE         BR_CON        84-1720760
Moderate Prepared Portfolio                                              DE         BR_MOD        84-1720761
Growth Prepared Portfolio                                                DE         BR_GRW        84-1720762
Aggressive Growth Prepared Portfolio                                     DE         BR_AGR        84-1720763
BlackRock Strategic Portfolio I                                          DE         BSPl          52-2019498
Prepared Portfolio 2010                                                  DE         BR_2010       14-1993538
Prepared Portfolio 2015                                                  DE         BR_2015       45-0556347
Prepared Portfolio 2020                                                  DE         BR_2020       45-0556350

Prepared Portfolio 2025                                                  DE         BR_2025       64-0955542
Prepared Portfolio 2030                                                  DE         BR_2030       64-0955545
Prepared Portfolio 2035                                                  DE         BR_2035       13-4357572
Prepared Portfolio 2040                                                  DE         BR_2040       13-4357569
Prepared Portfolio 2045                                                  DE         BR_2045       83-0478282
Prepared Portfolio 2050                                                  DE         BR_2050       83-0478285
BlackRock Long-Term Municipal Advantage Trust                            DE         BTA           20-3955146
BlackRock Municipal 2020 Term Trust                                      DE         BKK           20-0238584
BlackRock Florida Municipal 2020 Term Trust                              DE         BFO           20-0238613
BlackRock Insured Municipal Income Trust                                 DE         BYM           81-6105962
BlackRock California Insured Municipal Income Trust                      DE         BCK           81-6105965
BlackRock Florida Insured Municipal Income Trust                         DE         BAF           81-6105967
BlackRock New York Insured Municipal Income Trust                        DE         BSE           81-6105964
BlackRock Municipal Income Trust II                                      DE         BLE           01-0722216
BlackRock New York Municipal Income Trust II                             DE         BFY           01-0722231
BlackRock California Municipal Income Trust II                           DE         BCL           01-0722234
BlackRock California Municipal Bond Trust                                DE         BZA           38-3645606
BlackRock Municipal Bond Trust                                           DE         BBK           38-3645602
BlackRock Florida Municipal Bond Trust                                   DE         BIE           38-3645608
BlackRock New Jersey Municipal Bond Trust                                DE         BLJ           38-3645610
BlackRock New York Municipal Bond Trust                                  DE         BQH           38-3645605
BlackRock Maryland Municipal Bond Trust                                  DE         BZM           38-3645611
BlackRock Virginia Municipal Bond Trust                                  DE         BHV           38-3645607
BlackRock California Municipal 2018 Term Trust                           DE         BJZ           51-0413313
BlackRock New York Municipal 2018 Term Trust                             DE         BLH           51-0413311
BlackRock Municipal 2018 Term Trust                                      DE         BPK           51-0413263
BlackRock California Municipal Income Trust                              DE         BFZ           51-0409109
BlackRock Municipal Income Trust                                         DE         BFK           51-0409115
BlackRock Florida Municipal Income Trust                                 DE         BBF           51-0409116
BlackRock New Jersey Municipal Income Trust                              DE         BNJ           51-0409123
BlackRock New York Municipal Income Trust                                DE         BNY           51-0409117
BlackRock Pennsylvania Strategic Municipal Trust                         DE         BPS           13-4069938
BlackRock Strategic Municipal Trust                                      DE         BSD           13-4069935
BlackRock Insured Municipal Term Trust Inc.                              MD         BMT           13-3642644
BlackRock California Insured Municipal 2008 Term Trust Inc.              MD         BFC           22-3184656
BlackRock Florida Insured Municipal 2008 Term Trust                      MA         BRF           22-3184654
BlackRock Insured Municipal 2008 Term Trust Inc.                         MD         BRM           22-3179975
BlackRock Investment Quality Municipal Trust Inc.                        MD         BKN           13-3690436
BlackRock New York Insured Municipal 2008 Term Trust Inc.                MD         BLN           22-3184653
BlackRock California Investment Quality Municipal Trust Inc.             MD         RAA           13-3710957
BlackRock Florida Investment Quality Municipal Trust                     MA         RFA           13-7014351
BlackRock Municipal Target Term Trust Inc.                               MD         BMN           13-3624797
BlackRock New Jersey Investment Quality Municipal Trust Inc.             MD         RNJ           13-3710958
BlackRock New York Investment Quality Municipal Trust Inc.               MD         RNY           13-3710959
BlackRock Real Asset Equity Trust                                        DE         BCF_CEF       32-6051928
BlackRock World Investment Trust                                         DE         E_BWC, BWC-FI 20-3478091
BlackRock Enhanced Dividend Achievers Trust                              DE         BDJ           20-3247129
BlackRock Global Opportunities Equity Trust                              DE         BGO           20-2769768
BlackRock High Income Shares                                             MA         HIS           04-2999956
BlackRock Health Sciences Trust                                          DE         BME           20-2433262
BlackRock Global Energy and Resource Trust                               DE         BGR           20-1879222
BlackRock Global Floating Rate Income Trust                              DE         BGT2          20-1351044
BlackRock S&P Quality Rankings Global Equity Managed Trust               DE         BQY           20-1079221
BlackRock Strategic Dividend Achievers Trust                             DE         BDT           20-0792803
BlackRock Dividend Achievers Trust                                       DE         BDV           20-0438100
BlackRock Limited Duration Income Trust                                  DE         BLW           20-0096695
BlackRock Preferred Opportunity Trust                                    DE         BPP           27-0046786
BlackRock Core Bond Trust                                                DE         BHK           52-2346891
BlackRock Strategic Bond Trust                                           DE         BHD           41-2024432

B1ackRock Broad Investment Grade 2009 Term Trust Inc.                    MD         BCT           13-3683683
BlackRock High Yield Trust                                               DE         BHY           13-4031238
BlackRock Income Trust Inc.                                              MD         BKT           13-3463349
BlackRock Income Opportunity Trust Inc.                                  MD         BNA           13-3634989
BlackRock California Money Fund                                          DE         L-CAMNY       51-0266273
BlackRock New York Money Fund                                            DE         L-NYMNY       51-0270312
BlackRock International Growth and Income Trust                          DE         BGY           01-0892549
BlackRock Global Equity Income  Trust                                    DE         BFD           33-1154227

                                   SCHEDULE 2
                                   ----------

                               Approved Borrowers
                               ------------------

Banc of America
Barclays
Bear Stearns
BNP Paribas
Citigroup
Credit Suisse
Deutsche Bank
Goldman Sachs
JP MorganChase
Lehman Brothers
Macquarie
Merrill Lynch
Morgan Stanley
Nomura
Societe Generale
UBS
Wachovia

                                   SCHEDULE 3
                                   ----------

                        FORM OF SECURITIES LOAN AGREEMENT

Master Securities
Loan Agreement

      Dated as of
      --------------------------------------------------------------------------

      Between:
      --------------------------------------------------------------------------

      and
      --------------------------------------------------------------------------

This Agreement sets forth the terms and conditions under which one party ("Lender") may, from time to time, lend to the other party ("Borrower") certain securities against a pledge of collateral. Capitalized terms not otherwise defined herein shall have the meanings provided in Section 26.

The parties hereto agree as follows:

1. Loans of Securities.

1.1 Subject to the terms and conditions of this Agreement, Borrower or Lender may, from time to time, orally seek to initiate a transaction in which Lender will lend securities to Borrower. Borrower and Lender shall agree orally on the terms of each Loan, including the issuer of the securities, the amount of securities to be lent, the basis of compensation, and the amount of Collateral to be transferred by Borrower, which terms may be amended during the Loan.

1.2 Notwithstanding any other provision in this Agreement regarding when a Loan commences, a Loan hereunder shall not occur until the Loaned Securities and the Collateral therefor have been transferred in accordance with Section 16.

1.3 WITHOUT WAIVING ANY RIGHTS GIVEN TO LENDER HEREUNDER, IT IS UNDERSTOOD AND AGREED THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANED SECURITIES HEREUNDER AND THAT, THEREFORE, THE COLLATERAL DELIVERED TO LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF BORROWER'S OBLIGATIONS IN THE EVENT BORROWER FAILS TO RETURN THE LOANED SECURITIES.

2. Transfer of Loaned Securities.

2.1 Unless otherwise agreed, Lender shall transfer Loaned Securities to Borrower hereunder on or before the Cutoff Time on the date agreed to by Borrower and Lender for the commencement of the Loan.

                                     May 1993 Master Securities Loan Agreement 1

2.2 Unless otherwise agreed, Borrower shall provide Lender, in each Loan in which Lender is a Customer, with a schedule and receipt listing the Loaned Securities. Such schedule and receipt may consist of (a) a schedule provided to Borrower by Lender and executed and returned by Borrower when the Loaned Securities are received, (b) in the case of securities transferred through a Clearing Organization which provides transferors with a notice evidencing such transfer, such notice, or (c) a confirmation or other document provided to Lender by Borrower.

3. Collateral.

3.1 Unless otherwise agreed, Borrower shall, prior to or concurrently with the transfer of the Loaned Securities to Borrower, but in no case later than the close of business on the day of such transfer, transfer to Lender Collateral with a market value at least equal to a percentage of the market value of the Loaned Securities agreed to by Borrower and Lender (which shall be not less than 100% of the market value of the Loaned Securities) (the "Margin Percentage").

3.2   The Collateral transferred by Borrower to Lender, as adjusted pursuant to
      Section 8, shall be security for Borrower's obligations in respect of such Loan and for any other obligations of Borrower to Lender. Borrower hereby pledges with, assigns to, and grants Lender a continuing first security interest in, and a lien upon, the Collateral, which shall attach upon the transfer of the Loaned Securities by Lender to Borrower and which shall cease upon the transfer of the Loaned Securities by Borrower to Lender. In addition to the rights and remedies given to Lender hereunder, Lender shall have all the rights and remedies of a secured party under the New York Uniform Commercial Code. It is understood that Lender may use or invest the Collateral, if such consists of cash, at its own risk, but that (unless Lender is a Broker-Dealer) Lender shall, during the term of any Loan hereunder, segregate Collateral from all securities or other assets in its possession. Lender may pledge, repledge, hypothecate, rehypothecate, lend, relend, sell or otherwise transfer the Collateral, or re-register Collateral evidenced by physical certificates in any name other than Borrower's, only (a) if Lender is Broker-Dealer or (b) in the event of a Default by Borrower. Segregation of Collateral may be accomplished by appropriate identification on the books and records of Lender if it is a "financial intermediary" or a "clearing corporation" within the meaning of the New York Uniform Commercial Code.

3.3 Except as otherwise provided herein, upon transfer to Lender of the Loaned Securities on the day a Loan is terminated pursuant to Section 5, Lender shall be obligated to transfer the Collateral (as adjusted pursuant to Section 8) to Borrower no later than the Cutoff Time on such day or, if such day is not a day on which a transfer of such Collateral may be effected under Section 16, the next day on which such a transfer may be effected.

3.4 If Borrower transfers Collateral to Lender, as provided in Section 3.1, and Lender does not transfer the Loaned Securities to Borrower, Borrower shall have the absolute right to the return of the Collateral; and if Lender transfers Loaned Securities to Borrower and Borrower does not transfer Collateral to Lender as provided in Section 3.1, Lender shall have the absolute right to the return of the Loaned Securities.

3.5 Borrower may, upon reasonable notice to Lender (taking into account all relevant factors, including industry practice, the type of Collateral to be substituted and the applicable

                                     May 1993 Master Securities Loan Agreement 2
      method of transfer), substitute Collateral for Collateral securing any Loan or Loans; provided, however, that such substituted Collateral shall
      (a) consist only of cash, securities or other property that Borrower and Lender agreed would be acceptable Collateral prior to the Loan or Loans and (b) have a market value such that the aggregate market value of such substituted Collateral, together with all other Collateral for Loans in which the party substituting such Collateral is acting as Borrower, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Prior to the expiration of any letter of credit supporting Borrower's obligations hereunder, Borrower shall, no later than the Cutoff Time on the date such letter of credit expires, obtain an extension of the expiration of such letter of credit or replace such letter of credit by providing Lender with a substitute letter of credit in an amount at least equal to the amount of the letter of credit for which it is substituted.

3.6 Lender acknowledges that, in connection with Loans of Government Securities and as otherwise permitted by applicable law, some securities provided by Borrower as Collateral under this Agreement may not be guaranteed by the United States.

4. Fees for Loan.

4.1 Unless otherwise agreed, (a) Borrower agrees to pay Lender a loan fee (a "Loan Fee"), computed daily on each Loan to the extent such Loan is secured by Collateral other than cash, based on the aggregate par value (in the case of Loans of Government Securities) or the aggregate market value (in the case of all other Loans) of the Loaned Securities on the day for which such Loan Fee is being computed, and (b) Lender agrees to pay Borrower a fee or rebate (a "Cash Collateral Fee") on Collateral consisting of cash, computed daily based on the amount of cash held by Lender as Collateral, in the case of each of the Loan Fee and the Cash Collateral Fee at such rates as Borrower and Lender may agree. Except as Borrower and Lender may otherwise agree (in the event that cash Collateral is transferred by clearing house funds or otherwise), Loan Fees shall accrue from and including the date on which the Loaned Securities are transferred to Borrower to, but excluding, the date on which such Loaned Securities are returned to Lender, and Cash Collateral Fees shall accrue from and including the date on which the cash Collateral is transferred to Lender to, but excluding, the date on which such cash Collateral is returned to Borrower.

4.2 Unless otherwise agreed, any Loan Fee or Cash Collateral Fee payable hereunder shall be payable:

      (a) in the case of any Loan of securities other than Government Securities, upon the earlier of (i) the fifteenth day of the month following the calendar month in which such fee was incurred or (ii) the termination of all Loans hereunder (or, if a transfer of cash in accordance with Section 16 may not be effected on such fifteenth day or the day of such termination, as the case may be, the next day on which such a transfer may be effected); and

      (b) in the case of any Loan of Government Securities, upon the termination of such Loan.

Notwithstanding the foregoing, all Loan Fees shall be payable by Borrower immediately in the event of a Default hereunder by Borrower and all Cash Collateral Fees shall be payable immediately by Lender in the event of a Default by Lender.

                                     May 1993 Master Securities Loan Agreement 3

5. Termination of the Loan.

Unless otherwise agreed, (a) Borrower may terminate a Loan on any Business Day by giving notice to Lender and transferring the Loaned Securities to Lender before the Cutoff Time on such Business Day, and (b) Lender may terminate a Loan on a termination date established by notice given to Borrower prior to the close of business on a Business Day. The termination date established by a termination notice given by Lender to Borrower shall be a date no earlier than the standard settlement date for trades of the Loaned Securities entered into on the date of such notice, which date shall, unless Borrower and Lender agree to the contrary, be (i) in the case of Government Securities, the next Business Day following such notice and (ii) in the case of all other securities, the third Business Day following such notice. Unless otherwise agreed, Borrower shall, on or before the Cutoff Time on the termination date of a Loan, transfer the Loaned Securities to Lender; provided, however, that upon such transfer by Borrower, Lender shall transfer the Collateral (as adjusted pursuant to Section 8) to Borrower in accordance with Section 3.3.

6. Rights of Borrower in Respect of the Loaned Securities.

Except as set forth in Sections 7.1 and 7.2 and as otherwise agreed by Borrower and Lender, until Loaned Securities are required to be redelivered to Lender upon termination of a Loan hereunder, Borrower shall have all of the incidents of ownership of the Loaned Securities, including the right to transfer the Loaned Securities to others. Lender hereby waives the right to vote, or to provide any consent or to take any similar action with respect to, the Loaned Securities in the event that the record date or deadline for such vote, consent or other action falls during the term of the Loan.

7. Dividends, Distributions, Etc.

7.1 Lender shall be entitled to receive all distributions made on or in respect of the Loaned Securities which are not otherwise received by Lender, to the full extent it would be so entitled if the Loaned Securities had not been lent to Borrower, including, but not limited to:
      (a) cash and all other property, (b) stock dividends, (c) securities received as a result of split ups of the Loaned Securities and distributions in respect thereof, (d) interest payments, and (e) all rights to purchase additional securities.

7.2 Any cash distributions made on or in respect of the Loaned Securities, which Lender is entitled to receive pursuant to Section 7.1, shall be paid by the transfer of cash to Lender by Borrower, on the date any such distribution is paid, in an amount equal to such cash distribution, so long as Lender is not in Default at the time of such payment. Non-cash distributions received by Borrower shall be added to the Loaned Securities on the date of distribution and shall be considered such for all purposes, except that if the Loan has terminated, Borrower shall forthwith transfer the same to Lender.

7.3 Borrower shall be entitled to receive all cash distributions made on or in respect of non-cash Collateral which are not otherwise received by Borrower, to the full extent it would be so entitled if the Collateral had not been transferred to Lender. Any distributions of cash made on or in respect of such Collateral which Borrower is entitled to receive hereunder shall be paid by the transfer of cash to Borrower by Lender, on the date any such distribution is paid, in an amount equal to such cash distribution, so long as Borrower is not in Default at the time of such payment.

                                     May 1993 Master Securities Loan Agreement 4

7.4(a) Unless otherwise agreed, if (i) Borrower is required to make a payment (a "Borrower Payment") with respect to cash distributions on Loaned Securities under Sections 7.1 and 7.2 ("Securities Distributions"), or
        (ii) Lender is required to make a payment (a "Lender Payment") with respect to cash distributions on Collateral under Section 7.3 ("Collateral Distributions"), and (iii) Borrower or Lender, as the case may be ("Payor"), shall be required by law to collect any withholding or other tax, duty, fee, levy or charge required to be deducted or withheld from such Borrower Payment or Lender Payment ("Tax"), then Payer shall (subject to subsections (b) and (c) below), pay such additional amounts as may be necessary in order that the net amount of the Borrower Payment or Lender Payment received by the Lender or Borrower, as the case may be ("Payee"), after payment of such Tax equals the net amount of the Securities Distribution or Collateral Distribution that would have been received if such Securities Distribution or Collateral Distribution had been paid directly to the Payee.

   (b) No additional amounts shall be payable to a Payee under subsection (a) above to the extent that Tax would have been imposed on a Securities Distribution or Collateral Distribution paid directly to the Payee.

   (c) No additional amounts shall be payable to a Payee under subsection (a) above to the extent that such Payee is entitled to an exemption from, or reduction in the rate of, Tax on a Borrower Payment or Lender Payment subject to the provision of a certificate or other documentation, but has failed timely to provide such certificate or other documentation.

   (d) Each party hereto shall be deemed to represent that, as of the commencement of any Loan hereunder, no Tax would be imposed on any cash distribution paid to it with respect to (i) Loaned Securities subject to a Loan in which it is acting as Lender or (ii) Collateral for any Loan in which it is acting as Borrower, unless such party has given notice to the contrary to the other party hereto (which notice shall specify the rate at which such Tax would be imposed). Each party agrees to notify the other of any change that occurs during the term of a Loan in the rate of any Tax that would be imposed on any such cash distributions payable to it.

7.5 To the extent that, under the provisions of Sections 7.1 through 7.4 (a) a transfer of cash or other property by Borrower would give rise to a Margin Excess (as defined in Section 8.3 below) or (b) a transfer of cash or other property by Lender would give rise to a Margin Deficit (as defined in Section 8.2 below), Borrower or Lender (as the case may be) shall not be obligated to make such transfer of cash or other property in accordance with such Sections, but shall in lieu of such transfer immediately credit the amounts that would have been transferable under such Sections to the account of Lender or Borrower (as the case may be).

8. Mark to Market.

8.1 Borrower shall daily mark to market any Loan hereunder and in the event that at the close of trading on any Business Day the market value of the Collateral for any Loan to Borrower shall be less than 100% of the market value of all the outstanding Loaned Securities subject to such Loan, Borrower shall transfer additional Collateral no later than

                                     May 1993 Master Securities Loan Agreement 5
      the close of the next Business Day so that the market value of such additional Collateral, when added to the market value of the other Collateral for such Loan, shall equal 100% of the market value of the Loaned Securities.

8.2 In addition to any rights of Lender under Section 8.1, in the event that at the close of trading on any Business Day the aggregate market value of all Collateral for Loans by Lender shall be less than the Margin Percentage of the market value of all the outstanding Loaned Securities subject to such Loans (a "Margin Deficit"), Lender may, by notice to Borrower, demand that Borrower transfer to Lender additional Collateral so that the market value of such additional Collateral, when added to the market value of all other Collateral for such Loans, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer is to be made no later than the close of the next Business Day following the day of Lender's notice to Borrower.

8.3 In the event that at the close of trading on any Business Day the market value of all Collateral for Loans to Borrower shall be greater than the Margin Percentage of the market value of all the outstanding Loaned Securities subject to such Loans (a "Margin Excess"), Borrower may, by notice to Lender, demand that Lender transfer to Borrower such amount of the Collateral selected by Borrower so that the market value of the Collateral for such Loans, after deduction of such amounts, shall thereupon not exceed the Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer is to be made no later than the close of the next Business Day following the day of Borrower's notice to Lender.

8.4 Borrower and Lender may agree, with respect to one or more Loans hereunder, to mark the values to market pursuant to Sections 8.2 and 8.3 by separately valuing the Loaned Securities lent and the Collateral given in respect thereof on a Loan-by-Loan basis.

8.5 Borrower and Lender may agree, with respect to any or all Loans hereunder, that the respective rights of Lender and Borrower under Sections 8.2 and
      8.3 may be exercised only where a Margin Excess or Margin Deficit exceeds a specified dollar amount or a specified percentage of the market value of the Loaned Securities under such Loans (which amount or percentage shall be agreed to by Borrower and Lender prior to entering into any such Loans).

9. Representations.

Each party to this Agreement hereby makes the following representations and warranties, which shall continue during the term of any Loan hereunder:

9.1 Each party hereto represents and warrants that (a) it has the power to execute and deliver this Agreement, to enter into the Loans contemplated hereby and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery and performance; and (c) this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

9.2 Each party hereto represents and warrants that the execution, delivery and performance by it of this Agreement and each Loan hereunder will at all times comply with all applicable

                                     May 1993 Master Securities Loan Agreement 6
      laws and regulations including those of applicable regulatory and self-regulatory organizations.

9.3 Each party hereto represents and warrants that it has not relied on the other for any tax or accounting advice concerning this Agreement and that it has made its own determination as to the tax and accounting treatment of any Loan and any dividends, remuneration or other funds received hereunder.

9.4 Borrower represents and warrants that it is acting for its own account. Lender represents and warrants that it is acting for its own account unless it expressly specifies otherwise in writing and complies with
      Section 10.3(b).

9.5 Borrower represents and warrants that (a) it has, or will have at the time of transfer of any Collateral, the right to grant a first security interest therein subject to the terms and conditions hereof, and (b) it (or the person to whom it relends the Loaned Securities) is borrowing or will borrow the Loaned Securities (except for Loaned Securities that qualify as "exempted securities" under Regulation T of the Board of Governors of the Federal Reserve System) for the purpose of making delivery of such securities in the case of short sales, failure to receive securities required to be delivered, or as otherwise permitted pursuant to Regulation T as in effect from time to time.

9.6 Lender represents and warrants that it has, or will have at the time of transfer of any Loaned Securities, the right to transfer the Loaned Securities subject to the terms and conditions hereof.

10. Covenants.

10.1 Each party hereto agrees and acknowledges that (a) each Loan hereunder is a "securities contract," as such term is defined in Section 741(7) of Title 11 of the United States Code (the "Bankruptcy Code"), (b) each and every transfer of funds, securities and other property under this Agreement and each Loan hereunder is a "settlement payment" or a "margin payment," as such terms are used in Sections 362(b)(6) and 546(e) of the Bankruptcy Code, and (c) the rights given to Borrower and Lender hereunder upon a Default by the other constitute the right to cause the liquidation of a securities contract and the right to set off mutual debts and claims in connection with a securities contract, as such terms are used in Sections 555 and 362(b)(6) of the Bankruptcy Code. Each party hereto further agrees and acknowledges that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Loan hereunder is a "securities contract" and "qualified financial contract," as such terms are defined in the FDIA and any rules, orders or policy statements thereunder.

10.2 Borrower agrees to be liable as principal with respect to its obligations hereunder.

10.3 Lender agrees either (a) to be liable as principal with respect to its obligations hereunder or (b) to execute and comply fully with the provisions of Annex I (the terms and conditions of which Annex are incorporated herein and made a part hereof ).

10.4 Promptly upon (and in any event within seven (7) Business Days after) demand by Lender, Borrower shall furnish Lender with Borrower's most recent publicly-available

                                     May 1993 Master Securities Loan Agreement 7
      financial statements and any other financial statements mutually agreed upon by Borrower and Lender. Unless otherwise agreed, if Borrower is subject to the requirements of Rule 17a-5(c) under the Exchange Act, it may satisfy the requirements of this Section by furnishing Lender with its most recent statement required to be furnished to customers pursuant to such Rule.

10.5 Except to the extent required by applicable law or regulation or as otherwise agreed, Borrower and Lender agree that Loans hereunder shall in no event be "exchange contracts" for purposes of the rules of any securities exchange and that Loans hereunder shall not be governed by the buy-in or similar rules of any such exchange, registered national securities or other self-regulatory organization.

11. Events of Default.

All Loans hereunder may, at the option of the non-defaulting party exercised by notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an event specified in subsection (e) below), be terminated immediately upon the occurrence of any one or more of the following events (individually, a "Default"):

11.1 if any Loaned Securities shall not be transferred to Lender upon termination of the Loan as required by Section 5;

11.2 if any Collateral shall not be transferred to Borrower upon termination of the Loan as required by Sections 3.3 and 5;

11.3  if either party shall fail to transfer Collateral as required by Section
      8;

11.4 if either party (i) shall fail to transfer to the other party amounts in respect of distributions required to be transferred by Section 7, (ii) shall have received notice of such failure from the non-defaulting party, and (iii) shall not have cured such default by the Cutoff Time on the next day after such notice on which a transfer of cash may be effected in accordance with Section 16;

11.5 if (i) either party shall commence as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seek the appointment of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, (ii) any such case or proceeding shall be commenced against either party, or another shall seek such an appointment, or any application shall be filed against either party for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) either party shall make a general assignment for the benefit of creditors, or (iv) either party shall admit in writing its inability to pay its debts as they become due;

11.6 if either party shall have been suspended or expelled from membership or participation in any national securities exchange or registered national securities association of which it is

                                     May 1993 Master Securities Loan Agreement 8
      a member or other self-regulatory organization to whose rules it is subject or if it is suspended from dealing in securities by any federal or state government agency thereof.

11.7 if either party shall have its license, charter, or other authorization necessary to conduct a material portion of its business withdrawn, suspended or revoked by any applicable federal or state government or agency thereof;

11.8 if any representation made by either party in respect of this Agreement or any Loan or Loans hereunder shall be incorrect or untrue in any material respect during the term of any Loan hereunder;

11.9 if either party notifies the other, orally or in writing, of its inability to or its intention not to perform its obligations hereunder or otherwise disaffirms, rejects or repudiates any of its obligations hereunder; or

11.10 if either party (i) shall fail to perform any material obligation under this Agreement not specifically set forth in clauses (a) through (i) above, including but not limited to the payment of fees as required by
      Section 4, and the payment of transfer taxes as required by Section 14,
      (ii) shall have received notice of such failure from the non-defaulting party and (iii) shall not have cured such failure by the Cutoff Time on the next day after such notice on which a transfer of cash may be effected under Section 16.

12. Lender's Remedies.

Upon the occurrence of a Default under Section 11 entitling Lender to terminate all Loans hereunder, Lender shall have the right (without further notice to Borrower), in addition to any other remedies provided herein or under applicable law, (a) to purchase a like amount of Loaned Securities ("Replacement Securities") in the principal market for such securities in a commercially reasonable manner, (b) to sell any Collateral in the principal market for such Collateral in a commercially reasonable manner and (c) to apply and set off the Collateral and any proceeds thereof (including any amounts drawn under a letter of credit supporting any Loan) against the payment of the purchase price for such Replacement Securities and any amounts due to Lender under Sections 4, 7, 14 and 17. In the event Lender shall exercise such rights, Borrower's obligation to return a like amount of the Loaned Securities shall terminate. Lender may similarly apply the Collateral and any proceeds thereof to any other obligation of Borrower under this Agreement, including Borrower's obligations with respect to distributions paid to Borrower (and not forwarded to Lender) in respect of Loaned Securities. In the event that (i) the purchase price of Replacement Securities (plus all other amounts, if any, due to Lender hereunder) exceeds
(ii) the amount of the Collateral, Borrower shall be liable to Lender for the amount of such excess together with interest thereon at a rate equal to (A) in the case of purchases of Foreign Securities, LIBOR, (B) in the case of purchases of any other securities (or other amounts, if any, due to Lender hereunder), the Federal Funds Rate or (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such purchase until the date of payment of such excess. As security for Borrower's obligation to pay such excess, Lender shall have, and Borrower hereby grants, a security interest in any property of Borrower then held by or for Lender and a right of setoff with respect to such property and any other amount payable by Lender to Borrower. The purchase price of Replacement Securities purchased under this Section 12 shall include, and the proceeds of any sale of Collateral shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Lender exercises its rights under this

                                     May 1993 Master Securities Loan Agreement 9

Section 12, Lender may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Securities or selling all or a portion of the Collateral, to be deemed to have made, respectively, such purchase of Replacement Securities or sale of Collateral for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the most recent closing bid quotation from such a source. Subject to
Section 19, upon the satisfaction of all obligations hereunder, any remaining Collateral shall be returned to Borrower.

13. Borrower's Remedies.

Upon the occurrence of a Default under Section 11 entitling Borrower to terminate all Loans hereunder, Borrower shall have the right (without further notice to Lender), in addition to any other remedies provided herein or under applicable law, (a) to purchase a like amount of Collateral ("Replacement Collateral") in the principal market for such Collateral in a commercially reasonable manner, (b) to sell a like amount of the Loaned Securities in the principal market for such securities in a commercially reasonable manner and (c) to apply and set off the Loaned Securities and any proceeds thereof against (i) the payment of the purchase price for such Replacement Collateral, (ii) Lender's obligation to return any cash or other Collateral and (iii) any amounts due to Borrower under Sections 4, 7 and 17. In such event, Borrower may treat the Loaned Securities as its own and Lender's obligation to return a like amount of the Collateral shall terminate; provided, however, that Lender shall immediately return any letters of credit supporting any Loan upon the exercise or deemed exercise by Borrower of its termination rights under Section 11. Borrower may similarly apply the Loaned Securities and any proceeds thereof to any other obligation of Lender under this Agreement, including Lender's obligations with respect to distributions paid to Lender (and not forwarded to Borrower) in respect of Collateral. In the event that (i) the sales price received from such Loaned Securities is less than (ii) the purchase price of Replacement Collateral (plus the amount of any cash or other Collateral not replaced by Borrower and all other amounts, if any, due to Borrower hereunder), Lender shall be liable to Borrower for the amount of any such deficiency, together with interest on such amounts at a rate equal to (A) in the case of Collateral consisting of Foreign Securities, LIBOR, (B) in the case of Collateral consisting of any other securities (or other amounts due, if any, to Borrower hereunder), the Federal Funds Rate or (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such sale until the date of payment of such deficiency. As security for Lender's obligation to pay such deficiency, Borrower shall have, and Lender hereby grants, a security interest in any property of Lender then held by or for Borrower and a right of setoff with respect to such property and any other amount payable by Borrower to Lender. The purchase price of any Replacement Collateral purchased under this
Section 13 shall include, and the proceeds of any sale of Loaned Securities shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Borrower exercises its rights under this Section 13, Borrower may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Collateral or selling all or a portion of the Loaned Securities, to be deemed to have made, respectively, such purchase of Replacement Collateral or sale of Loaned Securities for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the most recent closing bid quotation from such a source. Subject to
Section 19, upon the satisfaction of all Lender's obligations hereunder, any remaining Loaned Securities (or remaining cash proceeds thereof) shall be returned to Lender. Without limiting the foregoing, the parties hereto agree that they intend the Loans hereunder to be loans of securities. If, however, any Loan is deemed to be a loan of money by Borrower to Lender, then Borrower shall have, and Lender shall be deemed to have granted, a security interest in the Loaned Securities and the proceeds thereof.

                                    May 1993 Master Securities Loan Agreement 10

14. Transfer Taxes.

All transfer taxes with respect to the transfer of the Loaned Securities by Lender to Borrower and by Borrower to Lender upon termination of the Loan shall be paid by Borrower.

15. Market Value.

15.1 Unless otherwise agreed, if the principal market for the securities to be valued is a national securities exchange in the United States, their market value shall be determined by their last sale price on such exchange on the preceding Business Day or, if there was no sale on that day, by the last sale price on the next preceding Business Day on which there was a sale on such exchange, all as quoted on the Consolidated Tape or, if not quoted on the Consolidated Tape, then as quoted by such exchange.

15.2 Except as provided in Section 15.3 or 15.4 or as otherwise agreed, if the principal market for the securities to be valued is the over-the-counter market, their market value shall be determined as follows. If the securities are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), their market value shall be the closing sale price on NASDAQ on the preceding Business Day or, if the securities are issues for which last sale prices are not quoted on NASDAQ, the closing bid price on such day. If the securities to be valued are not quoted on NASDAQ, their market value shall be the highest bid quotation as quoted in any of The Wall Street Journal, the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotations sheets of registered market makers and, if necessary, dealers' telephone quotations on the preceding Business Day. In each case, if the relevant quotation did not exist on such day, then the relevant quotation on the next preceding Business Day in which there was such a quotation shall be the market value.

15.3 Unless otherwise agreed, if the securities to be valued are Government Securities, their market value shall be the average of the bid and ask prices as quoted on Prophesy at 3:30 P.M. New York time on the Business Day preceding the date on which such determination is made. If the securities are not so quoted on such day, their market value shall be determined as of the next preceding Business Day on which they were so quoted. If the securities to be valued are Government Securities that are not quoted on Prophesy, their market value shall be determined as of the close of business on the preceding Business Day in accordance with market practice for such securities.

15.4 Unless otherwise agreed, if the securities to be valued are Foreign Securities, their market value shall be determined as of the close of business on the preceding Business Day in accordance with market practice in the principal market for such securities.

15.5 Unless otherwise agreed, the market value of a letter of credit shall be the undrawn amount thereof.

15.6  All determinations of market value under Sections 15.1, 15.2, 15.3 and
      15.4 shall include, where applicable, accrued interest to the extent not already included therein (other than any interest transferred to the other party pursuant to Section 7), unless market practice with respect to the valuation of such securities in connection with securities loans is to the contrary. All determinations of market value that are required to be made at the close of trading on any Business Day pursuant to Section 8 or otherwise hereunder shall be made as if being

                                    May 1993 Master Securities Loan Agreement l1
      determined at the commencement of trading on the next Business Day. The determinations of market value provided for in this Section 15 shall apply for all purposes under this Agreement, except for purposes of Sections 12 and 13.

16. Transfers.

16.1 All transfers of securities hereunder shall be by (a) physical delivery of certificates representing such securities together with duly executed stock and bond transfer powers, as the case may be, with signatures guaranteed by a bank or a member firm of the New York Stock Exchange, Inc., (b) transfer on the books of a Clearing Organization, or (c) such other means as Borrower and Lender may agree. In every transfer of securities hereunder, the transferor shall take all steps necessary (i) to effect a "transfer" under Section 8-313 of the New York Uniform Commercial Code or, where applicable, under any U.S. federal regulation governing transfers of securities and (ii) to provide the transferee with comparable rights under any applicable foreign law or regulation.

16.2 All transfers of cash Collateral hereunder shall be by (a) wire transfer in immediately available, freely transferable funds or (b) such other means as Borrower and Lender may agree. All other transfers of cash hereunder shall be made in accordance with the preceding sentence or by delivery of a certified or official bank check representing next-day New York Clearing House Funds.

16.3 All transfers of a letter of credit from Borrower to Lender shall be made by physical delivery to Lender of an irrevocable letter of credit issued by a "bank" as defined in Section 3(a)(6)(A)-(C) of the Exchange Act. Transfer of a letter of credit from Lender to Borrower shall be made by causing such letter of credit to be returned or by causing the amount of such letter of credit to be reduced to the amount required after such transfer.

16.4 A transfer of securities, cash or letters of credit may be effected under this Section 16 on any day except (a) a day on which the transferee is closed for business at its address set forth in Schedule A hereto or (b) a day on which a Clearing Organization or wire transfer system is closed, if the facilities of such Clearing Organization or wire transfer system are required to effect such transfer.

17. Contractual Currency.

17.1 Borrower and Lender agree that: (a) any payment in respect of a distribution under Section 7 shall be made in the currency in which the underlying distribution of cash was made; (b) any return of cash shall be made in the currency in which the underlying transfer of cash was made and
      (c) any other payment of cash in connection with a Loan under this Agreement shall be in the currency agreed upon by Borrower and Lender in connection with such Loan (the currency established under clause (a), (b) or (c) hereinafter referred to as the "Contractual Currency"). Notwithstanding the foregoing, the payee of any such payment may, at its option, accept tender thereof in any other currency; provided, however, that, to the extent permitted by applicable law, the obligation of the payor to make such payment will be discharged only to the extent of the amount of Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) on the banking day next succeeding its receipt of such currency.

                                    May 1993 Master Securities Loan Agreement 12

17.2  If for any reason the amount in the Contractual Currency received under
      Section 17.1, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of this Agreement, the party required to make the payment will (unless a Default has occurred and such party is the non-defaulting party) as a separate and independent obligation and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

17.3  If for any reason the amount in the Contractual Currency received under
      Section 17.1 exceeds the amount in the Contractual Currency due in respect of this Agreement, then the party receiving the payment will (unless a Default has occurred and such party is the non-defaulting party) refund promptly the amount of such excess.

18. ERISA.

Lender shall, if any of the securities transferred to the Borrower hereunder for any Loan have been or shall be obtained, directly or indirectly, from or using the assets of any Plan, so notify Borrower in writing upon the execution of the Agreement or upon initiation of such Loan under Section 1.1. If Lender so notifies Borrower, then Borrower and Lender shall conduct the Loan in accordance with the terms and conditions of Department of Labor Prohibited Transaction Exemption 81-6 (46 Fed. Reg. 7527, Jan. 23, 1981; as amended, 52 Fed. Reg. 18754, May 19, 1987), or any successor thereto (unless Borrower and Lender have agreed prior to entering into a Loan that such Loan will be conducted in reliance on another exemption, or without relying on any exemption, from the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, as amended). Without limiting the foregoing and notwithstanding any other provision of this Agreement, if the Loan will be conducted in accordance with Prohibited Transaction Exemption 81-6, then:

18.1 Borrower represents and warrants to Lender that it is either (i) a bank subject to federal or state supervision, (ii) a broker-dealer registered under the Exchange Act or (iii) exempt from registration under Section 15(a)(1) of the Exchange Act as a dealer in Government Securities.

18.2 Borrower represents and warrants that, during the term of any Loan hereunder, neither Borrower nor any affiliate of Borrower has any discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or renders investment advice (within the meaning of 29 C.F.R. Section 2510.3-21(c)) with respect to the assets of the Plan involved in the Loan. Lender agrees that, prior to or at the commencement of any Loan hereunder, it will communicate to Borrower information regarding the Plan sufficient to identify to Borrower any person or persons that have discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or that render investment advice (as defined in the preceding sentence) with respect to the assets of the Plan involved in the Loan. In the event Lender fails to communicate and keep current during the term of any Loan such information, Lender rather than Borrower shall be deemed to have made the representation and warranty in the first sentence of this clause (b).

                                    May 1993 Master Securities Loan Agreement 13

18.3 Borrower and Lender agree that:

   (a) the term "Collateral" shall mean cash, securities issued or guaranteed by the United States government or its agencies or instrumentalities, or irrevocable bank letters of credit issued by a person other than Borrower or an affiliate thereof;

   (b) prior to the making of any Loans hereunder, Borrower shall provide Lender with (A) the most recent available audited statement of Borrower's financial condition and (B) the most recent available unaudited statement of Borrower's financial condition (if more recent than the most recent audited statement), and each Loan made hereunder shall be deemed a representation by Borrower that there has been no material adverse change in Borrower's financial condition subsequent to the date of the latest financial statements or information furnished in accordance herewith;

   (c) the Loan may be terminated by Lender at any time, whereupon Borrower shall deliver the Loaned Securities to Lender within the lesser of (A) the customary delivery period for such securities; (B) five Business Days and (C) the time negotiated for such delivery between Borrower and Lender; provided, however, that Borrower and Lender may agree to a longer period only if permitted by Prohibited Transaction Exemption 81-6; and

   (d) the Collateral transferred shall be security only for obligations of Borrower to the Plan with respect to Loans, and shall not be security for any obligation of Borrower to any agent or affiliate of the Plan.

19. Single Agreement.

Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder constitute a single business and contractual relationship and have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that payments, deliveries and other transfers made by either of them in respect of any Loan shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Loan hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. In addition, Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that (a) each shall perform all of its obligations in respect of each Loan hereunder, and that a default in the performance of any such obligation by Borrower or by Lender (the "Defaulting Party") in any Loan hereunder shall constitute a default by the Defaulting Party under all such Loans hereunder, and (b) the non-defaulting party shall be entitled to set off claims and apply property held by it in respect of any Loan hereunder against obligations owing to it in respect of any other Loan with the Defaulting Party.

20. APPLICABLE LAW.

THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                    May 1993 Master Securities Loan Agreement 14

21. Waiver.

The failure of a party to this Agreement to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers in respect of a Default must be in writing.

22. Remedies.

All remedies hereunder and all obligations with respect to any Loan shall survive the termination of the relevant Loan, return of Loaned Securities or Collateral and termination of this Agreement.

23. Notices and Other Communications.

Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Schedule A attached hereto. All notices shall be effective upon actual receipt, provided, however, that if any notice shall be received by a party on a day on which such party is not open for business at its office located at the address set forth in Schedule A, such notice shall be deemed to have been received by such party at the opening of business on the next day on which such party is open for business at such address.

24. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

24.1 EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS HEREUNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN HEREUNDER AND (B) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OR DOMICILE.

24.2 EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

25. Miscellaneous.

This Agreement supersedes any other agreement between the parties hereto concerning loans of securities between Borrower and Lender. This Agreement shall not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and shall ensure to the benefit of Borrower and Lender and their respective heirs, representatives, successors and assigns. This Agreement may be terminated by either party upon written notice to the other, subject only to fulfillment of any obligations then outstanding. This

                                    May 1993 Master Securities Loan Agreement 15

Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought. The parties hereto acknowledge and agree that, in connection with this Agreement and each Loan hereunder, time is of the essence. Each provision and agreement herein shall be treated as separate and independent from any other provision herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

26. Definitions.

For the purposes hereof:


26.1 "Broker-Dealer" shall mean any person that is a broker (including a municipal securities broker), dealer, municipal securities dealer, government securities broker or government securities dealer as defined in the Exchange Act, regardless of whether the activities of such person are conducted in the United States or otherwise require such person to register with the Securities and Exchange Commission or other regulatory body.

26.2 "Business Day" shall mean, with respect to any Loan hereunder, a day on which regular trading occurs in the principal market for the Loaned Securities subject to such Loan, provided, however, that for purposes of
      Section 15, such term shall mean a day on which regular trading occurs in the principal market for the securities whose value is being determined. Notwithstanding the foregoing, (i) for purposes of Section 8, "Business Day" shall mean any day on which regular trading occurs in the principal market for any Loaned Securities or for any securities Collateral under any outstanding Loan hereunder and "next Business Day" shall mean the next day on which a transfer of Collateral may be effected in accordance with
      Section 16; and (ii) in no event shall a Saturday or Sunday be considered a Business Day.

26.3 "Clearing Organization" shall mean The Depository Trust Company, or, if agreed to by Borrower and Lender, such other clearing agency at which Borrower (or Borrower's agent) and Lender (or Lender's agent) maintain accounts, or a book-entry system maintained by a Federal Reserve Bank.

26.4 "Collateral" shall mean, whether now owned or hereafter acquired and to the extent permitted by applicable law, (a) any property which Borrower and Lender agree shall be acceptable collateral prior to the Loan and which is transferred to Lender pursuant to Section 3 or 8 (including as collateral, for definitional purposes, any letters of credit mutually acceptable to Lender and Borrower), (b) any property substituted therefor pursuant to Section 3.5, (c) all accounts in which such property is deposited and all securities and the like in which any cash collateral is invested or reinvested, and (d) any proceeds of any of the foregoing. For purposes of return of Collateral by Lender or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Collateral initially transferred by Borrower to Lender.

26.5 "Customer" shall mean any person that is a customer of Borrower under Rule 15c3-3 under the Exchange Act or any comparable regulation of the Secretary of the Treasury under Section 15C of the Exchange Act (to the extent that Borrower is subject to such Rule or comparable regulation).

                                    May 1993 Master Securities Loan Agreement 16

26.6 "Cutoff Time" shall mean a time on a Business Day by which a transfer of cash, securities or other property must be made by Borrower or Lender to the other, as shall be agreed by Borrower and Lender in Schedule B or otherwise orally or in writing or, in the absence of any such agreement, as shall be determined in accordance with market practice.

26.7  "Default" shall have the meaning assigned in Section 11.

26.8  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

26.9 "Federal Funds Rate" shall mean the rate of interest (expressed as an annual rate), as published in Federal Reserve Statistical Release H.15(519) or any publication substituted therefor, charged for federal funds (dollars in immediately available funds borrowed by banks on an overnight unsecured basis) on that day or, if that day is not a banking day in New York City, on the next preceding banking day.

26.10 "Foreign Securities" shall mean, unless otherwise agreed, securities that are principally cleared and settled outside the United States.

26.11 "Government Securities" shall mean government securities as defined in
      Section 3(a)(42)(A)-(C) of the Exchange Act.

26.12 "LIBOR" shall mean for any date, the offered rate for deposits in U.S. dollars for a period of three months which appears on the Reuters Screen LIBO page as of 11:00 A.M., London time, on such date (or, if at least two such rates appear, the arithmetic mean of such rates).

26.13 "Loan" shall mean a loan of securities hereunder.

26.14 "Loaned Security" shall mean any security which is a security as defined in the Exchange Act, transferred in a Loan hereunder until such security (or an identical security) is transferred back to Lender hereunder, except that, if any new or different security shall be exchanged for any Loaned Security by recapitalization, merger, consolidation or other corporate action, such new or different security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange is made. For purposes of return of Loaned Securities by Borrower or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Loaned Securities, as adjusted pursuant to the preceding sentence.

(26.15) "Plan" shall mean (a) any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 which is subject to
Part 4 of Subtitle B of Title I of such Act; (b) any "plan" as defined in
Section 4975(e)(1) of the Internal Revenue Code of 1986; or (c) any entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the Department of Labor's plan asset regulation, 29 C.F.R.
Section 2510.3-101.

                                    May 1993 Master Securities Loan Agreement 17

By:
   -----------------------------
Title:
      -------------------------------
Date:
     -------------------------------
By:
   -----------------------------
Title:
      -------------------------------
Date:
     -------------------------------

                                    May 1993 Master Securities Loan Agreement 19

Schedule A

Names and Addresses for Communications.









                                  May 1993 Master Securities Loan Agreement A2-1

                                   Schedule B
                                   ----------

                    Defined Terms and Supplemental Provisions
                    -----------------------------------------

The following terms and conditions (the "Supplemental Terms") supplement and are a part of the terms and conditions of the Master Securities Loan Agreement (the "Agreement") between each Lender and Borrower. Execution of this Schedule B by the parties hereto shall constitute execution and agreement to be bound by the Agreement, provided, however, that in the event of a conflict between the Agreement and the provisions of these Supplemental Terms, the provisions of these Supplemental Terms shall govern. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in these Supplemental Terms shall, for all purposes of the Agreement, be deemed to have such modified definitions.

Section 3 Collateral

Section 3.1 is deleted and restated as follows:

"Borrower shall, prior to or concurrently with the transfer of the Loaned Securities to Borrower, but in no case later than the close of business on the day of such transfer, transfer to Lender Collateral with a market value at least equal to the Margin Percentage of the market value of the Loaned Securities. The Margin Percentage shall equal at least the percentage applicable to the particular type of Loaned Securities specified in Annex I hereto ("Margin Percentage")."

Section 3.2 is deleted and restated as follows:

"The  Collateral  transferred  by  Borrower to Lender,  as adjusted  pursuant to
Section 8, shall be security for Borrower's obligations in respect of such Loan and for all other obligations of Borrower to Lender under this Agreement. Borrower hereby pledges with, assigns to, and grants Lender a continuing first security interest in, and a lien upon, the Collateral, which shall attach upon the transfer of the Collateral by Borrower to Lender and which shall cease upon the transfer of the Loaned Securities by Borrower to Lender. The Lender's rights against the Collateral as provided in this Agreement shall be absolute and subject to no counterclaim, offset, deduction or defense in favor of the Borrower. In addition to the rights and remedies given to Lender hereunder, Lender shall have all the rights and remedies of a secured party under the New York Uniform Commercial Code. It is understood that Lender may use, invest or reinvest the Collateral consisting of cash at its own risk, and may commingle such Collateral, and the Collateral so converted by such investment, with its general assets, without any obligation to segregate the Collateral or any investment thereof. Lender may pledge, repledge, hypothecate, rehypothecate, lend, relend, sell or otherwise transfer the Collateral, or re-register
Collateral if such consists of other than cash in any name other than Borrower's. During the term of any Loan, Lender shall, without prejudice to Borrower's rights, have all incidents of ownership with respect to the Collateral, including the right to transfer such Collateral to
others.   Segregation   of  Collateral  may  be   accomplished   by  appropriate
identification on the books and records of Lender's Custodian if it is a "securities intermediary" or a "clearing corporation" within the meaning of the New York Uniform Commercial Code."

Section 3 is modified by adding the following language after Section 3.6:

"3.7 Subject to Section 4 of this Agreement, all interest, income and distributions received by Lender as a result of investing and reinvesting the Collateral and all net gains realized upon the sale, retirement or other disposition of such investment shall be the exclusive property of the Lender which the Lender shall be entitled to retain and appropriate to its sole use and ownership. Lender acknowledges that any investment or reinvestment of Collateral is at its own risk and shall not affect its obligations to Borrower."

Section 16 Transfers

The parties agree that all transfers required under this Agreement to Lender will be made to Lender's Custodian.

Section 16 is modified by adding the following language after Section 16.4:

"16.5 For the avoidance of doubt, the parties agree and acknowledge that the term "securities," as used herein (except in this Section 16), shall include any "security entitlements" with respect to such securities (within the meaning of the UCC). In every transfer of "financial assets" (within the meaning of the
UCC) hereunder, the transferor shall take all steps necessary (a) to effect delivery to the transferee under section 8-301 of the UCC, or to cause the creation of a security entitlement in favor of the transferee under Section 8-501 of the UCC, (b) to enable the transferee to obtain "control" (within the meaning of Section 8-106 of the UCC), and (c) to provide the transferee with comparable rights under any applicable foreign law or regulation."

Section 26 Definitions

Section 26 is hereby amended by adding the following definition in the appropriate alphabetical order:

""Custodian" shall mean the custodian designated by Lender at the initiation of the Loan, or any successor custodian or subcustodian of Lender's assets specified by notice from Lender to Borrower."

Section 26.4 is deleted and restated as follows:

""Collateral" shall mean, whether now owned or hereafter acquired,

(a) all cash in a currency acceptable to Lender which is delivered to Lender pursuant to Sections 3 or 8,

(b) any property in which such cash is invested or reinvested excluding the income or distributions thereon or gains derived from Lender's use or investment of such cash, all of which shall be the property of Lender,

(c) any securities issued or guaranteed by the United States government or issued by agencies or instrumentalities thereof which may not be guaranteed by the United States government or by a foreign sovereign acceptable to Lender which are delivered to Lender pursuant to Sections 3 or 8, including the interest or distributions thereon or other income therefrom and

(d)   any property substituted therefor pursuant to Section 3.5,

(e) all accounts in which such property is deposited and all securities and the like in which any cash collateral is invested or reinvested (but not the income or distributions thereon or realized gains derived from a Lender's use or investment of such collateral, all of which shall be the property of the Lender).

For purposes of return of Collateral by Lender or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Collateral initially transferred by Borrower to Lender."

Section 26.14 of the Agreement is amended by adding the following language after the term "Exchange Act," in the first sentence thereof: "provided however, that the entire last phrase of the definition of security under the Exchange Act, beginning with the words "but shall not include currency or any note," and concluding with the words "maturity of which is likewise limited." shall be deleted from the definition of Loaned Security under this Agreement."

Section 5 Termination of the Loan

Section 5 is amended by adding the following language "later than 5 business days and no" after the word "no" in the second sentence thereof.

Section 9 Representations

Borrower additionally represents and warrants to Lender as follows:

The Borrower is duly organized and validly existing in good standing under the laws of the jurisdiction in which it was organized and as of the date of any request for a Loan, Borrower is in compliance with Rule 15c3-1 of the SEC under the Exchange Act.

The Borrower has, and will have at the time of delivery of any Collateral, the right to grant a security interest in and first lien upon such Collateral, subject to the terms and conditions hereof; Borrower is borrowing or will borrow the Loaned Securities for the purpose of making delivery of such securities in the case of short sales or for its failure to receive securities required to be delivered to it or as otherwise permitted pursuant to Regulation T, promulgated by the Board of Governors of the Federal Reserve; and any

Collateral delivered by Borrower to Lender will be delivered free from any lien, charge or other encumbrances and, in connection with each Loan.

The Borrower represents and warrants the Lender shall have a first priority perfected security interest in and to all Collateral delivered hereunder.

The Agreement is hereby amended by adding the following sections after Section 26 of the Agreement:

"27. Indemnification. Borrower agrees to indemnify and hold harmless the Lender (including the sponsor and fiduciaries of any Lender which is a Plan) from any and all reasonably foreseeable damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements, transfer taxes and stamp duties) excluding, any indirect or consequential damages, which such Lender may incur arising out of the use of the Loaned Securities by Borrower or any failure of the Borrower to deliver Loaned Securities in accordance herewith or any failure by Borrower to otherwise comply with the terms of this Agreement except such as may be caused by the negligence or willful misconduct of the Lender.

28. Severability. If any provision of this Agreement is prohibited by or is unlawful or unenforceable under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof, unless the elimination of such provision substantially impairs either party's rights or benefits arising under this Agreement; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction.

29. Separate Agreement. Execution of the Agreement by more than one Lender shall not create any contractual or other obligation between or among such Lenders and the Agreement shall constitute a separate agreement between Borrower and each Lender. Every reference to Lender shall be construed to be a reference solely to the particular Lender that is a party to the relevant Loan. Each of the parties agrees that under no circumstances shall any rights, obligations, remedies or liabilities of a particular Lender, or with respect to Loans to which a particular Lender is a party, be deemed to constitute rights, obligations, remedies or liabilities applicable to any other Lender or to Loans to which other Lenders are parties, and Borrower shall have no right to set off claims of any Lender against property or liabilities of any other Lender. All Loans are entered into in reliance on the fact that this Agreement constitutes a separate agreement between Borrower and each Lender.

30. Additional Parties. Borrower agrees that additional entities may be added as Lender to this Agreement from time to time upon written notice to Borrower, by delivering a revised Schedule C to Borrower. Borrower shall review Schedule C and indicate which Lenders are acceptable.

31. Business Trust. With respect to a Lender which is a business trust, Borrower acknowledges and agrees that this Agreement is executed by such Lender on behalf of the trustees of such Lender as trustees and not individually; and no trustee, shareholder, officer, employee or agent of such business trust shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of Lender's obligations under this Agreement, and such obligations are binding only upon the assets and property of such Lender.

32. Series Funds. The parties acknowledge that Lender may be an entity, such as an investment company, whose assets may be allocated to two or more series. In such case, Borrower agrees to seek satisfaction of all obligations of such a Lender hereunder solely out of the assets of the series on whose behalf the Loan(s) giving rise to the obligations was entered into. If Lender establishes two or more series, Lender shall so indicate on Schedule C or otherwise give notice thereof and identify such series, and from such time the liability of such series shall be limited as set forth above, as though and to the same extent as if such series was a separate and distinct Lender hereunder."

IN WITNESS WHEREOF, the parties have executed this Schedule B by their duly authorized officers as of the date hereof.

[ Counterparty Name ]

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

Severally and not jointly, each Registered U.S. Investment Company (or series thereof) identified on Schedule C of the Agreement.

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

                                     ANNEX I

         --------------------------------------------------------------------
                 Type of Loaned Security               Margin Percentage
         --------------------------------------------------------------------
              Foreign equity and corporate                     105%
                       securities
         --------------------------------------------------------------------
           United States equity and corporate                  102%
                       securities
         --------------------------------------------------------------------
           United States government and agency                 102%
                       securities
         --------------------------------------------------------------------
              Foreign government and agency                    102%
                       securities
         --------------------------------------------------------------------

                         ANNEX II LENDER ACTING AS AGENT
                         -------------------------------

This Annex II sets forth the terms and conditions under which [ ] (the "Agent"), acting as agent, and not in its individual capacity, for the Principals may, from time to time, lend to Borrower certain securities against a pledge of Collateral.

Unless otherwise defined, capitalized terms used in this Annex II shall have the meanings assigned in, and unless otherwise specified all section references herein are intended to refer to sections of, the Agreement.

The parties agree to amend the Agreement as set forth below:

1. Additional Representations and Warranties Each Principal represents and warrants that it has duly authorized Agent, as agent, to take action in Principal's name to the extent necessary or desirable to fulfill the purposes of the Agreement, including, without limitation, (i) to enter into Loans on its behalf, (ii) to provide instructions, (iii) to receive notices and other communications, (iv) to execute and deliver such contracts and other documents on its behalf, as may be necessary or desirable in Agent's judgment to carry out the purposes of the Agreement, and (v) to act in its name to enforce its rights and remedies under the Agreement and such contracts or documents.

2. (a) Disclosure of Principals Borrower agrees and acknowledges that the identity of each Principal on whose behalf Agent is authorized to act as agent has been fully disclosed to Borrower in Schedule C of the Agreement. Borrower agrees that a Principal may be added to the Agreement from time to time by the delivery by Agent to Borrower of a revised Schedule C prior to any Loan with the additional Principal. Borrower agrees that a Principal may be deleted from the Agreement from time to time by the delivery by Agent to Borrower of a revised Schedule C, provided that there are no Loans outstanding at such time with respect to a deleted Principal. Borrower agrees that upon receipt of the revised Schedule C, the Principals will be deemed to be fully disclosed to Borrower. Borrower and Agent agree that Agent shall disclose the identity of a Principal acting as the Lender with respect to a specific Loan only upon Borrower's request or upon the occurrence of a Default.

      (b) Agent Lending Disclosure Initiative

      Prior to initiating any Loan under the Securities Loan Agreement on behalf of a Principal, Lender will (i) provide, or cause such Principal to provide, to Borrower the name and tax or other industry-standard identification number of the Principal (the "Identifying Information"), and (ii) provide, or request such Principal to provide, to Borrower such other information (the "Additional Information" and together with the Identifying Information, the "Account Information") as Borrower may reasonably request in connection with the approval of such Principal as a lender under the Securities Loan Agreement. To the extent applicable, such Account Information will be requested and provided in the format generally used in the securities lending industry or as otherwise agreed by Lender and Borrower (the "Agreed Format").

      Lender will not initiate any Loan on behalf of any Principal unless Borrower has notified Lender in the Agreed Format that Borrower has approved such Principal and has not notified Lender in the Agreed Format that it has withdrawn such approval.

      Before the close of business on the next Business Day after the date on which Loaned Securities are transferred to Borrower in respect of any Loan, Lender will provide Borrower with notice in the Agreed Format of the specific Principal or Principals for which it is acting in connection with such Loan and the portion of such Loan that is allocable to each such Principal.

      Borrower acknowledges and agrees that Lender will be obtaining the Account Information from the Principals, that Lender makes no representations or warranties as to, and is not responsible for, the accuracy or completeness of any Account Information, and that Borrower is not relying on Lender to have performed any review of the Account Information to assure the creditworthiness of any Account.

3. Limitation of Agent's Liability The parties expressly acknowledge that Agent's obligations under the Agreement shall not include a guarantee of performance by its Principal or Principals and Borrower's remedies shall not include a right of setoff against obligations, if any, of Agent arising in other transactions in which Agent is acting as principal.

4. Multiple Principals Borrower and Agent agree to treat Loans under the Agreement as transactions on behalf of separate Principals. Agent will provide Borrower with notice specifying the portion of each Loan allocable to the account of each of the Principals for which it is acting, upon request by Borrower or upon the occurrence of a Default. The parties agree that the portion of any individual Loan allocable to each Principal shall be deemed a separate Loan under the Agreement and subject to Section 7 of this Annex II, Borrower's and Lender's remedies under the Agreement upon the occurrence of a Default shall be determined as if Agent had entered into a separate Agreement with Borrower on behalf of each of its Principals.

5. Series Funds It is hereby agreed that with respect to each Lender that is an entity that allocates assets to two or more series, each such series shall be deemed to be a separate Principal for purposes of this Agreement and Borrower agrees to seek satisfaction of all obligations of such a Principal solely out of the assets of the series on whose behalf the Loan(s) giving rise to the obligations were entered into. Agent shall identify each series on Schedule C and the liability of such series shall be limited as provided herein, as though and to the same extent as if such series was a separate and distinct Principal hereunder.

6. Obligations by Principals Each and every obligation, liability or undertaking of a Principal with respect to any Loan shall be solely an obligation, liability or undertaking of, and binding upon, the Principal for which such Loan is made ("Lending Principal") and shall be payable solely from the available assets of such Lending Principal. No such obligation, liability or undertaking shall be binding upon or affect any other Principal. Neither [ ] (in its individual capacity), any affiliate thereof, nor any Principal other than such Lending Principal shall have any liability to Borrower whatsoever in respect of any Loan, it being understood and agreed that Borrower shall have recourse solely to the Lending Principal in the event of the occurrence of a Default.

7. Default by Borrower Notwithstanding any other provision in this Agreement to the contrary (including without limitation Section 4 of this Annex II), upon the occurrence of a Default with respect to Borrower under Section 11 of the Agreement entitling Lender to terminate all Loans hereunder, Agent shall have the right to terminate any and all Loans between Borrower and each Principal listed on Schedule C. Agent shall have the further right, in addition to any other remedies provided in the Agreement or under applicable law, to take the actions specified in Section 12 of the Agreement with respect to each Loan between Borrower and each Principal.

8. Allocation of Transferred Collateral Borrower authorizes Agent to allocate in its sole discretion the Collateral transferred by Borrower hereunder to each Principal. All such allocations of Collateral shall be marked in Principal's books, which shall be conclusive evidence of such allocation. Agent's allocation of Collateral shall in no way limit or affect any Principal's security interest or rights in the Collateral under the Agreement.

9. Interpretation of Terms All references to "Lender" in the Agreement shall, subject to the provisions of this Annex II (including among other provisions the limitations on Agent's liability in Section 3 of this Annex
      II), be construed to reflect that (i) each Principal shall have, in connection with any Loan or Loans entered into by Agent on its behalf, the rights, responsibilities, privileges and obligations of a "Lender" directly entering into such Loan or Loans with Borrower under the Agreement, and (ii) Agent's Principal or Principals have designated Agent as their sole agent for performance of Lender's obligations to Borrower and for receipt of performance by Borrower of its obligations to Lender in connection with any Loan or Loans under the Agreement (including, among other things, as agent for each Principal in connection with transfers of securities, cash or other property and as agent for giving and receiving all notices under the Agreement).

10. Notices All notices and other communications made pursuant to Section 23 of the Agreement from Borrower to any Principal shall be delivered to the Agent at the address set forth below. Either party may by notice to the other designate a different address or fax number. Borrower shall be entitled to act on any instruction reasonably believed to be from an authorized representative of Agent.

             To Agent:       BlackRock Investment Management LLC

                             Address:     800 Scudders Mill Road
                                          Plainsboro, NJ 08536
                             Attention:
                             Telephone:   (609)282-
                             Facsimile:   (609)282-
                             E-Mail:

11. Miscellaneous This Annex II shall be effective as of the date hereof. The Agreement shall continue in full force and effect as amended from time to time, including by this Annex II, and all references to the Agreement shall be construed as a reference to the Agreement as so amended. This Annex II may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Each of the parties hereto represents and warrants that (a) it has full power and authority to execute and deliver this Annex II and to enter into any Loan contemplated by the Agreement and to perform its obligations thereunder, as amended or supplemented herein; (b) it has taken all necessary action to authorize such execution, delivery and performance; and (c) this Annex II constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Agreement. This Annex II shall be governed and construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof.

IN WITNESS WHEREOF, the parties have executed this Annex II by their duly authorized officers as of the date hereof.

[Counterparty Name]                   Severally and not jointly, each Registered
                                      U.S. Investment Company (or each series thereof) identified on Schedule C of the Agreement.

By:                                   By:
   -----------------------               -----------------------
Name:                                 Name:
     ---------------------                 ---------------------
Title:                                Title: President  of each  Registered U.S.
      --------------------                   Investment Company (or each  series
                                             thereof)  identified on Schedule  C
                                             of the Agreement.

                                    SCHEDULE4
                                    ---------

                    PERMITTED INVESTMENTS FOR CASH COLLATERAL

The Lending Agent may invest Cash Collateral on behalf of any Client in any registered or unregistered money market fund, whether or not advised by the Investment Advisor or any affiliate thereof, to the extent permitted by applicable law.

                                   SCHEDULE 5

                            LIST OF APPROVED PERSONS

For the Client:              For the Lending Agent:

                             Mark Castellano
                             Henry Roman
                             Daniel Russo
                             James Kumpf
                             Lisa Rodriguez
                             Daniel Smith
                             Debbie Minors
                             Debbie Lakatoo
                             Toussaint Davis
                             Nicholas Caruso
                             Michael Debevec

                                    SCHEDULE 6
                                    ----------

                                      FEES

For each cash collateralized loan effected hereunder, 20% of the difference between (i) the income earned on the investment of Cash Collateral held with respect to such loan and (ii) the Cash Collateral Fee (as defined in the applicable SLA) paid to the Approved Borrower in respect of such loan.

For each non-cash collateralized loan effected hereunder, 20% of the Loan Fee (as defined in the applicable SLA) paid by the Approved Borrower with respect to such loan.

SCHEDULE 7
---------

NOTICES

If to the Client:
        Address:

                    Attn:

        Telephone:
        Facsimile:

If to the Lending Agent:

        Address:

                    Attn:

        Telephone:
        Facsimile:

                        SCHEDULE 1 DATED OCTOBER 25, 2007
               TO THE SECURITIES LENDING AGENCY DATED JUNE 1, 2007
               --------------------------------------------------

Fund                                                                     Domicile   Ticker        Tax ID
----                                                                     --------   ------        ------
BlackRock Corporate High Yield Fund, Inc.                                MD         COY           22-3238901
BlackRock Corporate High Yield Fund III, Inc.                            MD         CYE           22-3560585
BlackRock Corporate High Yield Fund V, Inc.                              MD         HYV           22-3843062
BlackRock Debt Strategies Fund, Inc.                                     MD         DSU           22-3564108

BlackRock Financial Institutions Series Trust                            DE         N/A           N/A
  BlackRock Summit Cash Reserves                                         DE         L-SCR         22-6421446

Global Financial Services Master LLC                                     DE         MF_GFS        22-3689894

BlackRock Master LLC                                                     DE         N/A           N/A
  BlackRock Master Small Cap Growth Portfolio                            DE         MF_SCG        22-3685955
  BlackRock Master International Portfolio                               DE         E_EAFEP       22-3597710

Master Basic Value LLC                                                   DE         MF_BV         22-3760078
Master Focus Twenty LLC                                                  DE         MF_FTW        22-3711539

Master Large Cap Series LLC                                              DE         N/A           N/A
  Master Large Cap Growth Portfolio                                      DE         MF_LCG        22-3695577
  Master Large Cap Value Portfolio                                       DE         MF_LCV        22-3695895
  Master Large Cap Core Portfolio                                        DE         MF_LCC        22-3695887

Master Senior Floating Rate LLC                                          DE         MF-SFR        22-3753872
Master Value Opportunities LLC                                           DE         MF_VO         22-3750161
BlackRock Balanced Capital Fund, Inc.                                    MD         BR_BCM        13-2757134

BlackRock Bond Fund, Inc.                                                MD         N/A           N/A
  BlackRock High Income Fund                                             MD         BR-HIINC      22-2758219

BlackRock Developing Capital Markets Fund, Inc.                          MD         E_DCM         22-2986118
BlackRock Equity Dividend Fund                                           MA         BR_EDF        22-6437098
BlackRock EuroFund                                                       MD         E_MLEUF       22-6410940
BlackRock Focus Value Fund, Inc.                                         MD         BR_FVAL       13-3114958
BlackRock Fundamental Growth Fund, Inc.                                  MD         BR_FGRW       22-3186366
BlackRock Global Allocation Fund, Inc.                                   MD         BR_GAF        22-2937779
BlackRock Global Growth Fund, Inc.                                       MD         BR_GG         22-3535596
BlackRock Global SmallCap Fund, Inc.                                     MD         BR_GSCAP      22-3310365
BlackRock Global Technology Fund, Inc.                                   MD         BR_GTEC       22-3585065
BlackRock Global Value Fund, Inc.                                        MD         BR_GV         22-3464549
BlackRock Healthcare Fund, Inc.                                          MD         BR_HC-AGG     13-3143879
BlackRock Latin America Fund, Inc.                                       MD         BR_LAT        22-3122997
BlackRock Natural Resources Trust                                        MA         BR_NRT        13-6857277
BlackRock Pacific Fund, Inc.                                             MD         BR_PAC        13-2866632
Merrill Lynch Ready Assets Trust                                         MA         L-RAT         13-2861344

Merrill Lynch Retirement Series Trust                                    MA         N/A           N/A
  Merrill Lynch Retirement Reserves Money Fund                           MA         L-RR          13-3092129

                        SCHEDULE 1 DATED OCTOBER 25, 2007
               TO THE SECURITIES LENDING AGENCY DATED JUNE 1, 2007

BlackRock Series Fund, Inc.                                              MD         N/A           N/A
   B1ackRock Balanced Capital Portfolio                                  MD         BVA_BCS-AG    22-2758260
   B1ackRock Bond Portfolio                                              MD         BVA-TR        22-2758240
   BlackRock Fundamental Growth Portfolio                                MD         BVA_FG        22-2758255
   BlackRock Global Allocation Portfolio                                 MD         BVA_GA        22-2790062
   BlackRock High Income Portfolio                                       MD         BVA-HI        22-2758253
   B1ackRock Government Income Portfolio                                 MD         BVA-GI        22-2758245
   B1ackRock Large Cap Core Portfolio                                    MD         BR_LCC        22-2758243
   BlackRock Money Market Portfolio                                      MD         BR-MM         22-2758244
   B1ackRock Mid Cap Value Opportunities Portfolio                       MD         BVA_MCV       52-2447162

BlackRock Utilities & Telecommunications Fund, Inc.                      MD         BR_UT         22-3072498

BlackRock Variable Series Funds, Inc.                                    MD         N/A           N/A
   BlackRock Balanced Capital V.I. Fund                                  MD         BVA_BVI-AG    22-2885281
   BlackRock Basic Value V.I. Fund                                       MD         BVA_BV        22-3240892
   BlackRock Bond V.I. Fund                                              MD         BVA-BF        22-2758353
   BlackRock Money Market V.I. Fund                                      MD         BVA-L-MM      22-3149215
   BlackRock Fundamental Growth V.I. Fund                                MD         BVA_FGVI      22-3717902
   BlackRock Global Growth V.I. Fund                                     MD         BVA_GGVI      22-3582475
   B1ackRock Global Allocation V.I. Fund                                 MD         BVA_GAVI      22-3149213
   BlackRock Government Income V.I. Fund                                 MD         BVA-VIG       22-3299201
   B1ackRock High Income V.I. Fund                                       MD         BVA-HY        22-2758356
   BlackRock S&P 500 V.I. Fund                                           No         BVA_SNP       22-3480071
   BlackRock International Value V.I. Fund                               MD         E_IV_AG       95-4677202
   BlackRock Large Cap Core V.I. Fund                                    MD         BVA_LCVI      22-2758355
   BlackRock Large Cap Growth V.I. Fund                                  MD         BVA_LGVI      90-0123506
   BlackRock Large Cap Value V.I. Fund                                   MD         BVA_LVVI      22-3798046
   BlackRock Utilities and Telecommunications V.I. Fund                  MD         BVA_UTVI      22-3240893
   BlackRock Value Opportunities V.I. Fund                               MD         BVA_VO        22-2758359

BlackRock World Income Fund, Inc.                                        MD         BR-WI         22-2946696

Quantitative Master Series Trust                                         DE         N/A           N/A
   Master Core Bond Enhanced Index Series                                DE         MF-LBAG       22-3483691
     (fka Master Aggregate Bond Index Series)
   Master Enhanced S&P 500 Series                                        DE         MF_ESNP       22-3750156
   Master Extended Market Index Series                                   DE         MF_EMI        22-3761778
   Master S&P 500 Index Series                                           DE         SNP           22-3483688
   Master Small Cap Index Series                                         DE         MF-SC         22-3483690
   Master MidCap Index Series                                            DE         MF_MC         22-3696382

BlackRock Senior High Income Fund, Inc.                                  MD         ARK           22-3226962

BlackRock Mid Cap Value Opportunities Series, Inc.                       MD         N/A           N/A
   BlackRock Mid Cap Value Opportunities Fund                            MD         BVA_MCV       22-3336324

Short Term Bond Master LLC                                               DE         N/A           N/A
   Short Term Bond Master Portfolio                                      DE         MF-SHORT      22-3757435

BlackRock Funds II Trust                                                 DE         N/A           N/A
   BlackRock International Value Fund                                    DE         E_MLVF        95-4295201

                        SCHEDULE 1 DATED OCTOBER 25, 2007
               TO THE SECURITIES LENDING AGENCY DATED JUNE 1, 2007
               --------------------------------------------------

Master Institutional Money Market Trust                                  DE         N/A           N/A
  Master Institutional Portfolio                                         DE         N/A           03-0458382
  Master Institutional Tax-Exempt Portfolio                              DE         N/A           03-0458432
  Master Premier institutional Portfolio                                 DE         N/A           04-3684951

Merrill Lynch Funds for Institutions Series                              MA         N/A           N/A
  Merrill Lynch Treasury Fund                                            MA         L-TF          04-6569080
  Merrill Lynch Government Fund                                          MA         L-GF          04-2594610

Master Money LLC                                                         MA         MF-L-MT       35-2197799

B1ackRock Principal Protected Trust                                      DE         N/A           N/A
  BlackRock Basic Value Principal Protected Fund                         DE         BR_BVP        82-0571085
  B1ackRock Fundamental Growth Principal Protected Fund                  DE         BR_FGP        82-0571083

Merrill Lynch US Treasury Money Fund                                     MA         BR-TSYMM      22-3095131
Merrill Lynch USA Government Reserves Fund                               MA         BR-GRMM       13-6811522
BlackRock Preferred Income Strategies Fund, Inc.                         MD         PSY           37-1461533
B1ackRock Corporate High Yield VI, Inc.                                  MD         HYT           38-3681484
BlackRock S&P 500 Protected Equity Fund                                  MD         PEFX          22-3682948

Master Bond LLC                                                          DE         N/A           N/A
  Master Core Bond Portfolio                                             DE         MF-BOND       90-6032668

B1ackRock Preferred and Corporate Income Strategies Fund, Inc            MD         PSW           04-3768343
B1ackRock Floating Rate Income Strategies Fund, Inc.                     MD         FRA           73-1683608
Master Government Securities LLC                                         DE         MF-L-GST      26-0060946
Master Treasury LLC                                                      DE         MF-L-GSY      37-1459912
Master Commodities Strategies LLC                                        DE         MF-GSCI       32-0111842
BlackRock Capital and Income Strategies Fund, Inc.                       MD         CII           77-0630562
B1ackRock Floating Rate Income Strategies Fund II, Inc.                  MD         FRB           05-0606310
BlackRock Diversified Income Strategies Portfolio, Inc.                  MD         DVF           54-2165706
B1ackRock Enhanced Equity Yield Fund, Inc.                               MD         EEF           35-2252890
BlackRock Global Dynamic Equity Fund                                     DE         BR_GDE        36-4576317

FDP Series                                                               MD         N/A           N/A
  Marisco Growth FDP Fund                                                MD         FDP_MAR       83-0430661
  MFS Research International FDP Fund                                    MD         FDP_MFS       83-0430659
  Franklin Templeton Total Return FDP Fund                               MD         FDP-FT        83-1680533

Managed Accounts Series                                                  DE         N/A           N/A
  Global Small Cap Portfolio                                             DE         BATS_GSC      11-3752254
  High Income Portfolio                                                  DE         BATS-HIINC    11-3752252
  Mid Cap Value Opportunities Portfolio                                  DE         BATS_MVO      83-0431961
  U.S. Mortgage Portfolio                                                DE         BATS-MTG      11-3752253

                        SCHEDULE I DATED OCTOBER 25, 2007
               TO THE SECURITIES LENDING AGENCY DATED JUNE 1, 2007
               --------------------------------------------------

BlackRock Funds                                                          DE         N/A           N/A
  Money Market Portfolio                                                 DE         BR-MM         51-0318674
  U.S. Treasury Money Market Portfolio                                   DE         BR-GMM        51-0318675
  Municipal Money Market Portfolio                                       DE         BR-MMM        51-0318676
  NJ Muni Money Market Portfolio                                         DE         BR-NJMM       51-0367530
  NC Muni Money Market Portfolio                                         DE         BR-NCMM       51-0345482
  Ohio Muni Money Market Portfolio                                       DE         BR-OHMM       51-0337976
  PA Muni Money Market Portfolio                                         DE         BR-PAMM       51-0337977
  VA Muni Money Market Portfolio                                         DE         BR-VAMM       51-0351375
  Mid Cap Growth Equity Portfolio                                        DE         BR_MCGE       52-2007081
  Small Cap Value Equity Portfolio                                       DE         BR_SCVE       51-0337982
  Small Cap Growth Equity Portfolio                                      DE         BR_SCGE       51-0345485
  Small Cap Core Equity                                                  DE         BR_SCORE      26-0032569
  U.S. Opportunities Equity Portfolio                                    DE         BR_USOPP      51-0379191
  Global Science & Technology Portfolio                                  DE         BR_GST        51-0397147
  International Opportunities Equity Portfolio                           DE         BR_ISCE       52-2047916
  Investment Trust Portfolio                                             DE         BR_CE         51-0345486
  Index Equity Portfolio                                                 DE         BR-IE         51-0337981
  Intermediate Bond Portfolio II                                         DE         BR-INT        51-0345484
  Intermediate Bond Portfolio                                            DE         BR-INTPL      30-0252784
  BlackRock Strategic Portfolio I                                        DE         BSP1          52-2019498
  All Cap Global Resources Portfolio                                     DE         BR_ACGR       34-2024862
  Asset Allocation                                                       DE         BR_AA         51-0318679
  Mid Cap Value                                                          DE         BR_MCVE       52-2007080
  BlackRock Aurora Portfolio                                             DE         BR_AUR        04-3262299
  BlackRock Small/Mid Cap Growth Portfolio                               DE         BR_SMG        04-3166205
  BlackRock Global Resources Portfolio                                   DE         BR_GR         04-3070824
  BlackRock Legacy Portfolio                                             DE         BR_LEG        04-3402444
  BlackRock Health Sciences Opportunities                                DE         BR_HS         04-3496289
  Exchange Portfolio                                                     DE         BR_EXC        04-2892822
  Global Opportunities Portfolio                                         DE         BR_GO         27-0134333

BlackRock Funds II                                                       DE         N/A           N/A
  Enhanced Income Portfolio                                              DE         BR-EI         80-0093183
  Low Duration Bond Portfolio                                            DE         BR-LO         51-0345483
  Intermediate Government Portfolio                                      DE         BR-INTG       51-0337983
  Total Return Portfolio II                                              DE         BR-CORE       51-0370308
  Total Return Portfolio                                                 DE         BR-COREPL     51-0406025
  Government Income Portfolio                                            DE         BR-GOVT       51-0351376
  Inflation Protected Bond Portfolio                                     DE         BR-IP         32-0117538
  GNMA Portfolio                                                         DE         BR-GNMA       51-0379693
  Managed Income Portfolio                                               DE         BR-MINC       51-0318677
  International Bond Portfolio                                           DE         BR-INTLB      06-1319597
  High Yield Bond Portfolio                                              DE         BR-HIYLD      51-0383635
  AMT-Free Municipal Bond Portfolio                                      DE         BR-MUNI       51-0322299
  Delaware Municipal Bond Portfolio                                      DE         BR-DE         51-0379190
  Ohio Municipal Bond Portfolio                                          DE         BR-OH         51-0337978
  Kentucky Municipal Bond Portfolio                                      DE         BR-KY         51-0379192
  Conservative Prepared Portfolio                                        DE         BR_CON        84-1720760
  Moderate Prepared Portfolio                                            DE         BR_MOD        84-1720761
  Growth Prepared Portfolio                                              DE         BR_GRW        84-1720762
  Aggressive Growth Prepared Portfolio                                   DE         BR_AGR        84-1720763
  Prepared Portfolio 2010                                                DE         BR_2010       14-1993538
  Prepared Portfolio 2015                                                DE         BR_2015       45-0556347
  Prepared Portfolio 2020                                                DE         BR_2020       45-0556350
  Prepared Portfolio 2025                                                DE         BR_2025       64-0955542
  Prepared Portfolio 2030                                                DE         BR_2030       64-0955545

                        SCHEDULE 1 DATED OCTOBER 25, 2007
               TO THE SECURITIES LENDING AGENCY DATED JUNE 1, 2007
               ---------------------------------------------------

    Prepared Portfolio 2035                                              DE         BR_2035       13-4357572
    Prepared Portfolio 2040                                              DE         BR_2040       13-4357569
    Prepared Portfolio 2045                                              DE         BR_2045       83-0478282
    Prepared Portfolio 2050                                              DE         BR_2050       83-0478285

BlackRock Long-Term Municipal Advantage Trust                            DE         BTA           20-3955146
BlackRock Municipal 2020 Term Trust                                      DE         BKK           20-0238584
BlackRock Florida Municipal 2020 Term Trust                              DE         BFO           20-0238613
BlackRock Insured Municipal Income Trust                                 DE         BYM           81-6105962
BlackRock California Insured Municipal Income Trust                      DE         BCK           81-6105965
BlackRock Florida Insured Municipal Income Trust                         DE         BAF           81-6105967
BlackRock New York Insured Municipal Income Trust                        DE         BSE           81-6105964
BlackRock Municipal Income Trust II                                      DE         BLE           01-0722216
BlackRock New York Municipal Income Trust II                             DE         BFY           01-0722231
BlackRock California Municipal Income Trust II                           DE         BCL           01-0722234
BlackRock California Municipal Bond Trust                                DE         BZA           38-3645606
BlackRock Municipal Bond Trust                                           DE         BBK           38-3645602
BlackRock Florida Municipal Bond Trust                                   DE         BIE           38-3645608
BlackRock New Jersey Municipal Bond Trust                                DE         BLJ           38-3645610
BlackRock New York Municipal Bond Trust                                  DE         BQH           38-3645605
BlackRock Maryland Municipal Bond Trust                                  DE         BZM           38-3645611
BlackRock Virginia Municipal Bond Trust                                  DE         BHV           38-3645607
BlackRock California Municipal 2018 Term Trust                           DE         BJZ           51-0413313
BlackRock New York Municipal 2018 Term Trust                             DE         BLH           51-0413311
BlackRock Municipal 2018 Term Trust                                      DE         BPK           51-0413263
BlackRock California Municipal Income Trust                              DE         BFZ           51-0409109
BlackRock Municipal Income Trust                                         DE         BFK           51-0409115
BlackRock Florida Municipal Income Trust                                 DE         BBF           51-0409116
BlackRock New Jersey Municipal Income Trust                              DE         BNJ           51-0409123
BlackRock New York Municipal Income Trust                                DE         BNY           51-0409117
BlackRock Pennsylvania Strategic Municipal Trust                         DE         BPS           13-4069938
BlackRock Strategic Municipal Trust                                      DE         BSD           13-4069935
BlackRock Insured Municipal Term Trust Inc.                              MD         BMT           13-3642644
BlackRock California Insured Municipal 2008 Term Trust Inc.              MD         BFC           22-3184656
BlackRock Florida Insured Municipal 2008 Term Trust                      MA         BRF           22-3184654
BlackRock Insured Municipal 2008 Term Trust Inc.                         MD         BRM           22-3179975
BlackRock Investment Quality Municipal Trust Inc.                        MD         BKN           13-3690436
BlackRock New York Insured Municipal 2008 Term Trust Inc.                MD         BLN           22-3184653
BlackRock California Investment Quality Municipal Trust Inc.             MD         RAA           13-3710957
BlackRock Florida Investment Quality Municipal Trust                     MA         RFA           13-7014351
BlackRock Municipal Target Term Trust Inc.                               MD         BMN           13-3624797
BlackRock New Jersey Investment Quality Municipal Trust Inc.             MD         RNJ           13-3710958
BlackRock New York Investment Quality Municipal Trust Inc.               MD         RNY           13-3710959
BlackRock Real Asset Equity Trust                                        DE         BCF_CEF       32-6051928
BlackRock World Investment Trust                                         DE         E_BWC, BWC-FI 20-3478091
BlackRock Enhanced Dividend Achievers Trust                              DE         BDJ           20-3247129
BlackRock Global Opportunities Equity Trust                              DE         BGO           20-2769768
BlackRock High Income Shares                                             MA         HIS           04-2999956
BlackRock Health Sciences Trust                                          DE         BME           20-2433262
BlackRock Global Energy and Resource Trust                               DE         BGR           20-1879222
BlackRock Global Floating Rate Income Trust                              DE         BGT2          20-1351044
BlackRock S&P Quality Rankings Global Equity Managed Trust               DE         BQY           20-1079221
BlackRock Strategic Dividend Achievers Trust                             DE         BDT           20-0792803
BlackRock Dividend Achievers Trust                                       DE         BDV           20-0438100
BlackRock Limited Duration Income Trust                                  DE         BLW           20-0096695

                        SCHEDULE 1 DATED OCTOBER 25, 2007
                TO THE SECURITIES LENDING AGENCY DATED JUNE 1 2007
                -------------------------------------------------

BlackRock Preferred Opportunity Trust                                    DE         BPP           27-0046786
BlackRock Core Bond Trust                                                DE         BHK           52-2346891
BlackRock Strategic Bond Trust                                           DE         BHD           41-2024432
BlackRock Broad Investment Grade 2009 Term Trust Inc.                    MD         BCT           13-3683683
BlackRock High Yield Trust                                               DE         BHY           13-4031238
BlackRock Income Trust Inc.                                              MD         BKT           13-3463349
BlackRock Income Opportunity Trust Inc.                                  MD         BNA           13-3634989
BlackRock California Money Fund                                          DE         L-CAMNY       51-0266273
BlackRock New York Money Fund                                            DE         L-NYMNY       51-0270312
BlackRock International Growth and Income Trust                          DE         BGY           01-0892549
BlackRock Global Equity Income Trust                                     DE         BFD           33-1154227
BlackRock EcoSolutions Investment Trust                                  DE         BQR_AG        11-3817608

EACH FUND LISTED ON SCHEDULE I

BY:    /s/ Donald C. Burke
       --------------------------

NAME:  Donald C. Burke
       ---------------
TITLE: Treasurer of each Registered US Investment
       Company (or each series thereof) listed on Schedule 1
       -----------------------------------------------------

BLACKROCK INVESTMENT MANAGEMENT LLC

BY:    /s/ Denis R. Molleur
       -------------------------

NAME:  Denis R. Molleur
       ----------------
TITLE: Managing Director and Assistant Secretary
       -----------------------------------------

DATE: October 25, 2007
      ----------------